                                                              File Nos. 33-44830
                                                                        811-6293

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 17

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 30

                            SEPARATE ACCOUNT VA-K OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

                     ALLMERICA FINANCIAL LIFE INSURANCE AND
                                 ANNUITY COMPANY
                               (Name of Depositor)

                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)

                                 (508) 855-1000
              (Depositor's Telephone Number, including Area Code)

                   Abigail M. Armstrong, Secretary and Counsel
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

               immediately upon filing pursuant to Paragraph (b) of Rule 485
         ---
          X    on May 1, 1999 pursuant to Paragraph (b) of Rule 485
         ---
               60 days after filing pursuant to Paragraph (a) (1) of Rule 485
         ---
               on (date) pursuant to Paragraph (a) (1) of Rule 485
         ---
               this post-effective amendment designates a new effective date for
         ---   a previously filed post-effective amendment

                            VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.           CAPTION IN PROSPECTUS

1...........................Cover Page

2...........................Special Terms

3...........................Prospectus A: Summary of Fees and Expenses; Summary of Contract Features
                            Prospectus B: Summary of Fees and Expenses; Summary of Policy Features

4...........................Condensed Financial Information;  Performance Information

5...........................Prospectus A:   Description of the Company, the Separate Account and Delaware Group
                            Premium Fund, Inc.
                            Prospectus B:   Description of the Company, the Variable Accounts and Delaware
                            Group Premium Fund, Inc.

6...........................Charges and Deductions

7...........................Prospectus A:   The Variable Annuity Policies
                            Prospectus B:   Description of the Contract

8...........................Prospectus A:   The Variable Annuity Policies
                            Prospectus B:   Electing the Form of Annuity and the Annuity Date;   Description of
                            Variable Annuity Payout Options;  Annuity Benefit Payments

9...........................Death Benefit

10..........................Prospectus A:   Purchase Payments;   Computation of  Policy Values and Annuity
                            Payments
                            Prospectus B:   Payments;  Computation of Values;   Distribution

11..........................Prospectus A:  Surrender;  Partial Redemption
                            Prospectus B:  Surrender;  Withdrawals;  Charge for  Surrender and Withdrawal;
                            Withdrawal Without Surrender Charge;  Texas Optional Retirement Program

12..........................Federal Tax Considerations

13..........................Legal Matters

14..........................Statement of Additional Information - Table of Contents


FORM N-4 ITEM NO.           CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------           ----------------------------------------------
15..........................Cover Page

16..........................Table of Contents


17..........................General Information and History

18..........................Services

19..........................Underwriters

20..........................Underwriters

21..........................Performance Information

22..........................Annuity Benefit Payments

23..........................Financial Statements

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY
FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY


                                                          DELAWARE MEDALLION III


PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1999         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY.

1.  THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT



The Delaware Medallion III variable annuity contract is a contract between you (the contract owner) and Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. Delaware Medallion III combines the concept of professional money management with the attributes of an annuity contract.



Delaware Medallion III offers a diverse selection of investment portfolios. You may allocate your payments among any of 17 investment portfolios of the Delaware Group Premium Fund, Inc., the Guarantee Period Accounts and the Fixed Account (the Guarantee Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.



Like all deferred annuities, the contract has an ACCUMULATION PHASE and, if you annuitize, an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any pre-tax payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.


During the ANNUITY PAYOUT PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the ANNUITY PAYOUT PHASE will, in part, be determined by your contract's growth during the ACCUMULATION PHASE.

2.  ANNUITY BENEFIT PAYMENTS


If you choose to annuitize your contract, you may select one of six annuity options: (1) periodic payments for your lifetime; (2) periodic payments for your lifetime, but for not less than 10 years; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value at annuitization, a refund of the remaining value will be paid; (4) periodic payments for your lifetime and your survivor's lifetime; (5) periodic payments guaranteed for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) periodic payments for a specified period of 1 to 30 years. Other annuity options may be offered by the Company.


You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3.  PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. Payments are not limited as to frequency, but there are certain limitations as to amount. Currently, the initial payment must be at least $600 ($1,000 in Washington). In all cases, each subsequent payment must be at least $50.

4.  INVESTMENT OPTIONS

You may allocate money to the Sub-Accounts investing in the following investment series:


  Growth & Income Series                                        Emerging Markets Series
  Devon Series                                                  Delaware Balanced Series
  DelCap Series                                                 Convertible Securities Series
  Aggressive Growth Series                                      Delchester Series
  Social Awareness Series                                       Capital Reserves Series
  REIT Series                                                   Strategic Income Series
  Small Cap Value Series                                        Cash Reserve Series
  Trend Series                                                  Global Bond Series
  International Equity Series


You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods during which interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5.  EXPENSES


Each year and upon surrender, a $30 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more on the date the fee is assessed or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges at a total annual rate of 1.40% of the average daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other series operating expenses that vary by investment series. In addition, if you elect the optional Minimum Guaranteed Annuity Payout Rider, we will deduct a monthly charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period.


If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 1% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence. There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers after your 12 free transfers.


The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the annual $30 contract fee (which is represented as 0.03%), the 1.40% insurance charges and the investment charges for each investment series. Optional rider charges are not included. The next two columns show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in an investment series which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, surrender charges are assessed in addition to the Total Annual Charges. For year 10, the example shows the aggregate of all the annual charges assessed for 10 years, without a surrender charge. The premium tax is assumed to be 0% in both examples. The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider charge which, if elected, would increase the Total Annual Insurance Charges.



                                                                                                                  EXAMPLES:
                                                                                                                 TOTAL ANNUAL
                                                                                                                  EXPENSE AT
                                                                                                                  THE END OF
                                                            TOTAL ANNUAL     TOTAL ANNUAL       TOTAL      ------------------------
                                                              INSURANCE       INVESTMENT        ANNUAL         (1)          (2)
INVESTMENT SERIES                                              CHARGES          CHARGES        CHARGES       1 YEAR      10 YEARS
---------------------------------------------------------  ---------------  ---------------  ------------  -----------  -----------
Growth & Income Series...................................         1.43%            0.75%           2.18%    $      83    $     248
Devon Series.............................................         1.43%            0.71%           2.14%    $      83    $     244
DelCap Series............................................         1.43%            0.85%           2.28%    $      84    $     258
Aggressive Growth Series*................................         1.43%            0.85%           2.28%    $      84    $     258
Social Awareness Series..................................         1.43%            0.85%           2.28%    $      84    $     258
REIT Series*.............................................         1.43%            0.85%           2.28%    $      84    $     258
Small Cap Value Series...................................         1.43%            0.85%           2.28%    $      84    $     258
Trend Series.............................................         1.43%            0.85%           2.28%    $      84    $     258
International Equity Series..............................         1.43%            0.95%           2.38%    $      85    $     268
Emerging Markets Series..................................         1.43%            1.50%           2.93%    $      90    $     322
Delaware Balanced Series.................................         1.43%            0.75%           2.18%    $      83    $     248
Convertible Securities Series............................         1.43%            0.82%           2.25%    $      84    $     255
Delchester Series........................................         1.43%            0.75%           2.18%    $      83    $     248
Capital Reserves Series..................................         1.43%            0.69%           2.12%    $      82    $     242
Strategic Income Series..................................         1.43%            0.80%           2.23%    $      83    $     253
Cash Reserve Series......................................         1.43%            0.54%           1.97%    $      81    $     226
Global Bond Series.......................................         1.43%            0.85%           2.28%    $      84    $     258



* The Aggressive Growth Series had not commenced operations as of December 31, 1998. Expenses shown are based on estimated and annualized amounts. Actual expenses may be greater or less than shown. The REIT Series commenced operations on May 1, 1998. Expenses shown are based on annualized amounts.


The charges reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus.

6.  TAXES


Under current tax rules, you do not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment may be taxable.


7.  WITHDRAWALS


You can withdraw money from your contract at any time during the accumulation phase. Any payment invested for more than seven years can be withdrawn without a surrender charge. For amounts invested seven years or less, you can withdraw, without a charge, the GREATEST of: (1) 100% of cumulative earnings; (2) 15% of the contract value per calendar year; or (3) if you are the Owner and Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.)



The surrender charges are also waived if after the contract is issued and before you attain age 65, you become disabled. Under New York contracts, the disability must also exist for a continuous period of at least four months. Also, except in New York and New Jersey where not permitted by state law, you may receive your money without a surrender charge, if, after the contract is issued, you are diagnosed with a fatal illness or are confined in a medical care facility for the later of one year, or 90 days from issue.


Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the guarantee period will be subject to a market value adjustment which may increase or decrease the value in the account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8.  PERFORMANCE


The value of your contract will vary up or down depending on the investment performance of the Sub-Accounts investing in the underlying series you choose. The first chart below illustrates past returns on a calendar year basis for each of the 17 Delaware Group Premium Fund, Inc. Sub-Accounts of Allmerica Financial Life Insurance and Annuity Company's Separate Account VA-K based on the inception dates of each of the Sub-Accounts. The second chart illustrates the same information for the 17 Sub-Accounts of First Allmerica Financial Life Insurance Company's Separate Account VA-K. Each Company offers the same Sub-Accounts, however, the Allmerica Financial Life Insurance and Annuity Company's Separate Account VA-K has had Sub-Accounts investing in these series for a longer period of time than the First Allmerica Financial Life Insurance Company's Separate Account VA-K. The performance figures reflect the contract fee, the insurance charges, and the investment charges and other expenses of the underlying series. They do not reflect the surrender charges which, if applied, would reduce such performance. In addition, they do not reflect the optional Minimum Guaranteed Annuity Payout Rider charge which, if elected, would reduce such performance. Please note that past performance is not a guarantee of future results.



SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION) OF ALLMERICA FINANCIAL
  LIFE INSURANCE AND ANNUITY COMPANY



INVESTMENT SERIES                    1998         1997         1996         1995         1994         1993
--------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Growth & Income Series..........       9.15%       29.19%       19.00%       34.24%       -1.61%       13.83%
Devon Series....................      22.25%       N/A          N/A          N/A          N/A          N/A
DelCap Series...................       16.78 %      13.28 %      12.83 %      27.74 %      -4.90 %      10.01 %
Aggressive Growth Series........      N/A          N/A          N/A          N/A          N/A          N/A
Social Awareness Series.........       13.81 %     N/A          N/A          N/A          N/A          N/A
REIT Series.....................      N/A          N/A          N/A          N/A          N/A          N/A
Small Cap Value Series..........       -6.43 %      31.06 %      20.81 %      22.12 %      -0.64 %     N/A
Trend Series....................       14.15 %      19.66 %       9.41 %      37.29 %      -1.90 %     N/A
International Equity Series.....        8.41 %       5.10 %      18.32 %      12.29 %       1.20 %      14.35 %
Emerging Markets Series.........      -33.45 %     N/A          N/A          N/A          N/A          N/A
Delaware Balanced Series........       16.64 %      24.64 %      14.25 %      24.82 %      -1.55 %       6.66 %
Convertible Securities Series...       -2.55 %     N/A          N/A          N/A          N/A          N/A
Delchester Series...............       -3.48 %      12.04 %      11.17 %      13.89 %      -4.23 %      14.71 %
Capital Reserves Series.........        5.21 %       6.09 %       2.55 %      12.57 %      -4.05 %       6.32 %
Strategic Income Series.........        1.18 %     N/A          N/A          N/A          N/A          N/A
Cash Reserve Series.............        3.58 %       3.62 %       3.43 %       4.09 %       2.21 %       1.04 %
Global Bond Series..............        6.31 %      -0.54 %     N/A          N/A          N/A          N/A

SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION) OF FIRST ALLMERICA FINANCIAL
  LIFE INSURANCE COMPANY



                                                                CALENDAR YEAR
                                              --------------------------------------------------
INVESTMENT SERIES                                1998         1997         1996         1995
--------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series......................       9.20%       29.19%       18.99%       34.23%
Devon Series................................      22.21%       N/A          N/A          N/A
DelCap Series...............................       16.89 %      13.28 %      12.82 %      27.73 %
Aggressive Growth Series....................      N/A          N/A          N/A          N/A
Social Awareness Series.....................       13.80 %     N/A          N/A          N/A
REIT Series.................................      N/A          N/A          N/A          N/A
Small Cap Value Series......................       -6.38 %      31.06 %      20.80 %      22.11 %
Trend Series................................       14.14 %      19.66 %       9.40 %      37.28 %
International Equity Series.................        8.47 %       5.10 %      18.31 %      12.28 %
Emerging Markets Series.....................      -33.42 %     N/A          N/A          N/A
Delaware Balanced Series....................       16.69 %      24.64 %      14.24 %      24.81 %
Convertible Securities Series...............       -2.57 %     N/A          N/A          N/A
Delchester Series...........................       -3.59 %      12.04 %      11.16 %      13.88 %
Capital Reserves Series.....................        5.21 %       6.09 %       2.54 %      12.56 %
Strategic Income Series.....................        1.09 %     N/A          N/A          N/A
Cash Reserve Series.........................        3.55 %       3.62 %       3.42 %       4.08 %
Global Bond Series..........................        6.33 %      -0.54 %     N/A          N/A


9.  DEATH BENEFIT


If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments compounded daily at the annual rate of 5%, decreased proportionately to reflect any prior withdrawals (in Hawaii and New York, the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.



This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the accumulated value (increased by any positive market value adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York). The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive market value adjustment; (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


10.  OTHER INFORMATION

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine Provision."


DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Capital Reserves Series, Cash Reserve Series, Strategic Income Series or Fixed Account to one or more of the other investment options. There is no charge for this service.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix. There is no charge for this service.


NO PROBATE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.


OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER (not available in all jurisdictions): This optional rider is available for a separate monthly charge and guarantees you a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base (less any applicable premium taxes) is the value that will be annuitized should you exercise the rider. In order to exercise the rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:



    (a) the accumulated value increased by any positive market value adjustment, if applicable; or



    (b) the accumulated value on the effective date of the rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest accumulated value on any contract anniversary since the rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive market value adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.


11.  INQUIRIES

If you need more information you may contact us at 1-800-533-2124 or send correspondence to:

       Delaware Medallion
       Allmerica Financial
       P.O. Box 8632
       Boston, Massachusetts 02266-8632

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                       FUNDED THROUGH SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K
                                      INVESTING IN SHARES OF
                                 DELAWARE GROUP PREMIUM FUND, INC.



                        This Prospectus provides important information about
                        the Delaware Medallion III variable annuity contracts
                        issued by Allmerica Financial Life Insurance and
   PLEASE READ THIS     Annuity Company. The contract is a flexible payment
 PROSPECTUS CAREFULLY   tax-deferred combination variable and fixed annuity
 BEFORE INVESTING AND   offered on both a group and individual basis.
  KEEP IT FOR FUTURE    The Variable Account, known as Separate Account VA-K
      REFERENCE.        is subdivided into Sub- Accounts. Each Sub-Account
                        offered under this contract invests exclusively in shares of one of the following series of Delaware
                        Group Premium Fund, Inc.:

  ANNUITIES INVOLVE     Growth & Income Series           Small Cap Value Series           Delchester Series
   RISKS INCLUDING      Devon Series                     Trend Series                     Capital Reserves Series
   POSSIBLE LOSS OF     DelCap Series                    International Equity Series      Strategic Income Series
      PRINCIPAL.        Aggressive Growth Series         Emerging Markets Series          Cash Reserve Series
                        Social Awareness Series          Delaware Balanced Series         Global Bond Series
                        REIT Series                      Convertible Securities Series



                          The Fixed Account is part of the Company's General
                          Account and pays an interest rate guaranteed for
                          one year from the time a payment is received. The
                          Guarantee Period Accounts offer fixed rates of
                          interest for specified periods ranging from 2 to
                          10 years. A Market Value Adjustment is applied to
                          payments removed from a Guarantee Period Account
                          before the end of the specified period. The Market
    THIS ANNUITY IS       Value Adjustment may be positive or negative.
        NOT:              Payments allocated to a Guarantee Period Account
 - A BANK DEPOSIT OR      GPA are held in the Company's Separate Account.
   OBLIGATION;            A Statement of Additional Information dated May 1,
 - FEDERALLY INSURED;     1999 containing more information about this
 - ENDORSED BY ANY        annuity is on file with the Securities and
   BANK OR                Exchange Commission and is incorporated by
   GOVERNMENTAL           reference into this Prospectus. A copy may be
   AGENCY.                obtained free of charge by completing the attached
                          request card or by calling Annuity Client Services at 1-800-533-2124. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus.
                          This Prospectus and the Statement of Additional
                          Information can also be obtained from the Securities and Exchange Commission's website
                          (http://www.sec.gov).

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                          DATED MAY 1, 1999

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY OF FEES AND EXPENSES..........................................................          6
SUMMARY OF CONTRACT FEATURES..........................................................         11
PERFORMANCE INFORMATION...............................................................         17
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND DELAWARE GROUP PREMIUM FUND,
 INC..................................................................................         18
INVESTMENT OBJECTIVES AND POLICIES....................................................         20
INVESTMENT ADVISORY SERVICES TO DGPF..................................................         21
DESCRIPTION OF THE CONTRACT...........................................................         22
  A.  Payments........................................................................         22
  B.  Right to Cancel Individual Retirement Annuity...................................         23
  C.  Right to Cancel All Other Contracts.............................................         23
  D.  Transfer Privilege..............................................................         23
        Automatic Transfers and Automatic Account Rebalancing Options.................         24
  E.  Surrender.......................................................................         24
  F.  Withdrawals.....................................................................         25
        Systematic Withdrawals........................................................         25
        Life Expectancy Distributions.................................................         26
  G.  Death Benefit...................................................................         26
        Death of the Annuitant Prior to the Annuity Date..............................         26
        Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date.....         27
        Payment of the Death Benefit Prior to the Annuity Date........................         27
        Death of the Annuitant On or After the Annuity Date...........................         27
  H.  The Spouse of the Owner as Beneficiary..........................................         28
  I.  Assignment......................................................................         28
  J.  Electing the Form of Annuity and the Annuity Date...............................         28
  K.  Description of Variable Annuity Payout Options..................................         29
  L.  Annuity Benefit Payments........................................................         30
        Determination of the First Variable Annuity Benefit Payment...................         30
        The Annuity Unit..............................................................         30
        Determination of the Number of Annuity Units..................................         31
        Dollar Amount of Subsequent Variable Annuity Benefit Payments.................         31
  M. Optional Minimum Guaranteed Annuity Payout Rider.................................         31
  N.  NORRIS Decision.................................................................         33
  O.  Computation of Values...........................................................         33
        The Accumulation Unit.........................................................         33
        Net Investment Factor.........................................................         34
CHARGES AND DEDUCTIONS................................................................         34
  A.  Variable Account Deductions.....................................................         34
        Mortality and Expense Risk Charge.............................................         34
        Administrative Expense Charge.................................................         35
        Other Charges.................................................................         35
  B.  Contract Fee....................................................................         35
  C.  Optional Minimum Guaranteed Annuity Payout Rider Charge.........................         35
  D.  Premium Taxes...................................................................         36
  E.  Surrender Charge................................................................         36
        Charge for Surrender and Withdrawal...........................................         36
        Reduction or Elimination of Surrender Charge and Additional Amounts
        Credited......................................................................         37
        Withdrawal Without Surrender Charge...........................................         38
        Surrenders....................................................................         39
        Charge at the Time Annuity Benefit Payments Begin.............................         39

  E.  Transfer Charge.................................................................         39
GUARANTEE PERIOD ACCOUNTS.............................................................         39
FEDERAL TAX CONSIDERATIONS............................................................         41
  A.  Qualified and Non-Qualified Contracts...........................................         42
  B.  Taxation of the Contracts in General............................................         43
        Withdrawals Prior to Annuitization............................................         43
        Annuity Payouts After Annuitization...........................................         43
        Penalty on Distribution.......................................................         43
        Assignments or Transfers......................................................         44
        Nonnatural Owners.............................................................         44
        Deferred Compensation Plans of State and Local Governments and Tax-Exempt
        Organizations.................................................................         44
  C.  Tax Withholding.................................................................         44
  D.  Provisions Applicable to Qualified Employer Plans...............................         44
        Corporate and Self-Employed Pension and Profit Sharing Plans..................         44
        Individual Retirement Annuities...............................................         45
        Tax-Sheltered Annuities.......................................................         45
        Texas Optional Retirement Program.............................................         45
STATEMENTS AND REPORTS................................................................         45
LOANS (QUALIFIED CONTRACTS ONLY)......................................................         46
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         46
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         47
VOTING RIGHTS.........................................................................         47
DISTRIBUTION..........................................................................         47
LEGAL MATTERS.........................................................................         48
YEAR 2000 COMPLIANCE..................................................................         48
FURTHER INFORMATION...................................................................         49
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT................................        A-1
APPENDIX B -- PERFOMANCE TABLES (ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY
 COMPANY).............................................................................        B-1
APPENDIX C -- PEFORMANCE TABLES (FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)....        C-1
APPENDIX D -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.......................        D-1
APPENDIX E -- THE DEATH BENEFIT.......................................................        E-1
APPENDIX F -- CONDENSED FINANCIAL INFORMATION.........................................        F-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE COMPANY.......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
EXCHANGE OFFER.......................................................................          6
PERFORMANCE INFORMATION..............................................................          8
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS


ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.



ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.


ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.


ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.



ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.



COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.



FIXED ACCOUNT: An investment option under the Contract that guarantees principal and a fixed interest rate, and which is part of the Company's General Account.


FIXED ANNUITY PAYOUT: an annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.


OWNER (OR YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.



SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding series of Delaware Group Premium Fund, Inc.



SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, surrender charge, and Market Value Adjustment.



UNDERLYING FUNDS (OR FUNDS): the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International

Equity Series, Emerging Markets Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series of Delaware Group Premium Fund, Inc.



VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading and, on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.


VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.

                          SUMMARY OF FEES AND EXPENSES



There are certain fees and expenses that you will bear under the Delaware Medallion III Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes."



                                                   YEARS FROM
                                                    DATE OF
(1) CONTRACT CHARGES:                               PAYMENT       CHARGE
                                                  ------------  -----------

SURRENDER CHARGE:*                                   0 - 1         7.0%
  This charge may be assessed upon surrender,          2           6.0%
  withdrawal or annuitization under any                3           5.0%
  commutable period certain option or a                4           4.0%
  noncommutable period certain option of less          5           3.0%
  than ten years. The charge is a percentage of        6           2.0%
  payments applied to the amount surrendered (in       7           1.0%
  excess of any amount that is free of surrender  More than 7      0.0%
  charge) within the indicated time period.

TRANSFER CHARGE:                                                   None
  The Company currently makes no charge for
  processing transfers and guarantees that the
  first 12 transfers in a Contract year will not
  be subject to a transfer charge. For each
  subsequent transfer, the Company reserves the
  right to assess a charge, guaranteed never to
  exceed $25, to reimburse the Company for the
  costs of processing the transfer.

ANNUAL CONTRACT FEE:                                                $30
  The fee is deducted annually and upon
  surrender prior to the Annuity Date when
  Accumulated Value is less than $50,000. The
  fee is waived for Contracts issued to and
  maintained by the trustee of a 401(k) plan.

OPTIONAL RIDER CHARGES:
  (The annual charge is deducted on a monthly
  basis at the end of each month.)
  On an annual basis as a percentage of
  Accumulated Value, the charge is:
    Optional Minimum Guaranteed Annuity Payout                     0.25%
    Rider with ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout                     0.15%
    Rider with a fifteen-year waiting period:

(2) ANNUAL SUB-ACCOUNT EXPENSES:
(on an annual basis as a percentage of average
daily net assets)
Mortality and Expense Risk Charge:                                 1.25%
Administrative Expense Charge:                                     0.15%
                                                                -----------
Total Asset Charges:                                               1.40%

* From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Contracts when (1) Contracts are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2) where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED."



(3) ANNUAL FUND EXPENSES: The following table shows the expenses of the Underlying Series as a percentage of average net assets for the year ended December 31, 1998 (restated, if necessary, to reflect changes in expense limitations effective May 1, 1999). For more information concerning fees and expenses, see the prospectus of the Underlying Funds.



                                                      MANAGEMENT
                                                         FEE                                            TOTAL FUND
                                                      (AFTER ANY        OTHER EXPENSES (AFTER      EXPENSES (AFTER ANY
FUND                                              VOLUNTARY WAIVERS)     ANY REIMBURSEMENTS)     WAIVERS/REIMBURSEMENTS)
-----------------------------------------------  --------------------  -----------------------  --------------------------
Growth & Income Series.........................           0.64%                   0.11%                    0.75%(2)
Devon Series...................................           0.65%                   0.06%                    0.71%(2)
DelCap Series..................................           0.74%                   0.11%                    0.85%(1)(2)
Aggressive Growth Series(@)....................           0.68%                   0.17%                    0.85%(1)(2)
Social Awareness Series........................           0.71%                   0.14%                    0.85%(1)(2)
REIT Series(@).................................           0.58%                   0.27%                    0.85%(1)(2)
Small Cap Value Series.........................           0.75%                   0.10%                    0.85%(2)
Trend Series...................................           0.75%                   0.10%                    0.85%(2)
International Equity Series....................           0.82%                   0.13%                    0.95%(1)(2)
Emerging Markets Series........................           1.08%                   0.42%                    1.50%(1)(2)
Delaware Balanced Series.......................           0.65%                   0.10%                    0.75%(2)
Convertible Securities Series..................           0.75%                   0.07%                    0.82%(2)
Delchester Series..............................           0.65%                   0.10%                    0.75%(2)
Capital Reserves Series........................           0.50%                   0.19%                    0.69%(2)
Strategic Income Series........................           0.64%                   0.16%                    0.80%(1)(2)
Cash Reserve Series............................           0.45%                   0.09%                    0.54%(2)
Global Bond Series.............................           0.68%                   0.17%                    0.85%(1)(2)



(@) The Aggressive Growth Series had not commenced operations as of December 31, 1998. Expenses shown are based on estimated and annualized amounts. Actual expenses may be greater or less than shown. The REIT Series commenced operations on May 1, 1998. Expenses shown are based on annualized amounts.



(1) For the fiscal year ended December 31, 1998, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.86% for DelCap Series, 0.89% for Social Awareness Series, 1.02% for REIT Series, 1.67% for Emerging Markets Series, 0.81% for Strategic Income Series, 0.92% for Global Bond Series, 0.98% for International Equity Series and are anticipated to be 0.92% for Aggressive Growth Series.



(2) The investment adviser for the Growth & Income Series (formerly known as "Decatur Total Return Series"), Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series (formerly known as "Delaware Series"), Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities

Series and Global Bond Series and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.



EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. Pursuant to the rules of the Securities and Exchange Commission ("SEC"), the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.03%, and the amount of the Contract fee is assumed to be $0.30 in the examples. The Contract fee is deducted only when the Accumulated Value is less than $50,000. Lower costs apply to Contracts issued and maintained as part of a 401(k) plan. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESSER THAN THOSE SHOWN.



(1)(a) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Rider:**



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      83    $     113    $     145    $     248
Devon Series.................................................................   $      83    $     112    $     143    $     244
DelCap Series................................................................   $      84    $     116    $     150    $     258
Aggressive Growth Series.....................................................   $      84    $     116    $     150    $     258
Social Awareness Series......................................................   $      84    $     116    $     150    $     258
REIT Series..................................................................   $      84    $     116    $     150    $     258
Small Cap Value Series.......................................................   $      84    $     116    $     150    $     258
Trend Series.................................................................   $      84    $     116    $     150    $     258
International Equity Series..................................................   $      85    $     119    $     154    $     268
Emerging Markets Series......................................................   $      90    $     135    $     181    $     322
Delaware Balanced Series.....................................................   $      83    $     113    $     145    $     248
Convertible Securities Series................................................   $      84    $     115    $     148    $     255
Delchester Series............................................................   $      83    $     113    $     145    $     248
Capital Reserves Series......................................................   $      82    $     112    $     142    $     242
Strategic Income Series......................................................   $      83    $     115    $     147    $     253
Cash Reserve Series..........................................................   $      81    $     107    $     134    $     226
Global Bond Series...........................................................   $      84    $     116    $     150    $     258

(1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series                                                          $      85    $     121    $     157    $     273
Devon Series.................................................................   $      85    $     120    $     155    $     269
DelCap Series................................................................   $      86    $     124    $     162    $     283
Aggressive Growth Series.....................................................   $      86    $     124    $     162    $     283
Social Awareness Series......................................................   $      86    $     124    $     162    $     283
REIT Series..................................................................   $      86    $     124    $     162    $     283
Small Cap Value Series.......................................................   $      86    $     124    $     162    $     283
Trend Series.................................................................   $      86    $     124    $     162    $     283
International Equity Series..................................................   $      87    $     126    $     167    $     293
Emerging Markets Series......................................................   $      92    $     142    $     193    $     345
Delaware Balanced Series.....................................................   $      85    $     121    $     157    $     273
Convertible Securities Series................................................   $      86    $     123    $     160    $     280
Delchester Series............................................................   $      85    $     121    $     157    $     273
Capital Reserves Series......................................................   $      85    $     119    $     154    $     267
Strategic Income Series......................................................   $      86    $     122    $     159    $     278
Cash Reserve Series..........................................................   $      83    $     115    $     147    $     252
Global Bond Series...........................................................   $      86    $     124    $     162    $     283



(2)(a) If, at the end of the applicable time period, you annuitize* under a life option or any noncommutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and no Rider:**



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      22    $      67    $     115    $     248
Devon Series.................................................................   $      21    $      66    $     113    $     244
DelCap Series................................................................   $      23    $      70    $     120    $     258
Aggressive Growth Series.....................................................   $      23    $      70    $     120    $     258
Social Awareness Series......................................................   $      23    $      70    $     120    $     258
REIT Series..................................................................   $      23    $      70    $     120    $     258
Small Cap Value Series.......................................................   $      23    $      70    $     120    $     258
Trend Series.................................................................   $      23    $      70    $     120    $     258
International Equity Series..................................................   $      24    $      73    $     125    $     268
Emerging Markets Series......................................................   $      29    $      90    $     153    $     322
Delaware Balanced Series.....................................................   $      22    $      67    $     115    $     248
Convertible Securities Series................................................   $      23    $      69    $     119    $     255
Delchester Series............................................................   $      22    $      67    $     115    $     248
Capital Reserves Series......................................................   $      21    $      65    $     112    $     242
Strategic Income Series......................................................   $      22    $      69    $     118    $     253
Cash Reserve Series..........................................................   $      20    $      61    $     105    $     226
Global Bond Series...........................................................   $      23    $      70    $     120    $     258

(2)(b) If, at the end of the applicable time period, you annuitize* under a life option or any noncommutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series                                                          $      24    $      75    $     128    $     273
Devon Series.................................................................   $      24    $      74    $     126    $     269
DelCap Series................................................................   $      25    $      78    $     133    $     283
Aggressive Growth Series.....................................................   $      25    $      78    $     133    $     283
Social Awareness Series......................................................   $      25    $      78    $     133    $     283
REIT Series..................................................................   $      25    $      78    $     133    $     283
Small Cap Value Series.......................................................   $      25    $      78    $     133    $     283
Trend Series.................................................................   $      25    $      78    $     133    $     283
International Equity Series..................................................   $      26    $      81    $     138    $     293
Emerging Markets Series......................................................   $      32    $      97    $     165    $     345
Delaware Balanced Series.....................................................   $      24    $      75    $     128    $     273
Convertible Securities Series................................................   $      25    $      77    $     131    $     280
Delchester Series............................................................   $      24    $      75    $     128    $     273
Capital Reserves Series......................................................   $      24    $      73    $     125    $     267
Strategic Income Series......................................................   $      25    $      76    $     130    $     278
Cash Reserve Series..........................................................   $      22    $      68    $     117    $     252
Global Bond Series...........................................................   $      25    $      78    $     133    $     283



* The Contract fee is not deducted after annuitization. A surrender charge may be assessed at the time of annuitization if you elect a noncommutable period certain option of less than ten years or any commutable period certain option. No charge is assessed if you elect a life contingency option, or a noncommutable period certain option of ten years or more.



** If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE DELAWARE MEDALLION III VARIABLE ANNUITY?


The Delaware Medallion III variable annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


- a customized investment portfolio;

- experienced professional investment advisers;

- tax deferral on earnings;

- guarantees that can protect your family during the accumulation phase;


- income payments that you can receive for life;


- issue age up to your 90th birthday.


The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the Sub-Accounts investing in series of the Delaware Group Premium Fund, Inc. ("DGPF"), to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless you withdraw money. In addition, during the accumulation phase, the beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below: "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;


- periodic payments for your lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years; and


- periodic payments over a specified number of years (1-30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.


An optional Minimum Guaranteed Annuity Payout Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the Rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal
          -----------------------------------------------------------
       Accumulated Value determined immediately prior to the withdrawal.


WHO ARE THE KEY PERSONS UNDER THE CONTRACT?


The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $600 minimum for the initial payment ($1,000 in Washington) and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?


You may allocate payments among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account.

YOU HAVE A CHOICE OF 17 SUB-ACCOUNTS INVESTING IN THE FOLLOWING SERIES OF DGPF:



Growth & Income Series         Emerging Markets Series
Devon Series                   Delaware Balanced Series
DelCap Series                  Convertible Securities
                               Series
Aggressive Growth Series       Delchester Series
Social Awareness Series        Capital Reserves Series
REIT Series                    Strategic Income Series
Small Cap Value Series         Cash Reserve Series
Trend Series                   Global Bond Series
International Equity Series


Each Underlying Fund operates pursuant to different investment objectives, discussed below, and this range of investment options enables you to allocate your money among the Funds to meet your particular investment needs.


SOME SERIES MAY NOT BE AVAILABLE IN CERTAIN STATES.



GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently offers nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the Guarantee Period Accounts after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."


THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO IS THE INVESTMENT ADVISER?


Delaware Management Company, Inc. ("Delaware Management") is the investment adviser for the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series. The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").



CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?



Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?


You may surrender the Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other non-natural person.) A 10% federal tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than seven years may be subject to a surrender charge. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)



In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New York and New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited."


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:


- The Accumulated Value increased by any positive Market Value Adjustment;


- Gross payments, with interest compounding daily at the annual rate of 5%, starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase, (5% compounding not available in Hawaii and New York) decreased proportionately to reflect withdrawals; or


- The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.


This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments.) The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "G. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?


If the Accumulated Value is less than $50,000 on each Contract anniversary and upon surrender, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.



Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were originally made.



A deduction for state and local premium taxes, if any, may be made as described under "D. Premium Taxes."



The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the DGPF prospectus which accompanies this Prospectus.



Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider for an additional charge. If you elect the Rider, a separate monthly charge is deducted from the Contract's Accumulated Value at the end of each month within which the Rider has been in effect. The charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.....       0.25%
Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting
  period...................................................................       0.15%



For a description of this Rider, see "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."


CAN I EXAMINE THE CONTRACT?


Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of the Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Cancel Individual Retirement Annuity," and "C. Right to Cancel All Other Contracts."


CAN I MAKE FUTURE CHANGES UNDER THE CONTRACT?


You can make several changes after receiving the Contract:


- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of accumulated value among your current investments without any tax consequences.


- You may cancel the Contract within ten days of delivery (or longer if required by state law).

                            PERFORMANCE INFORMATION


The Delaware Medallion III Contract was first offered to the public by Allmerica Financial Life Insurance and Annuity Company in 1996 and by First Allmerica Financial Life Insurance Company in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds, and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider Charge. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the Contract fee and assumes that the Contract is not surrendered at the end of the periods shown.



The performance shown in Tables 2A and 2B of Appendix B and C is calculated in exactly the same manner as those in Tables 1A and 1B of Appendix B and C respectively; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

Performance Tables for Contracts issued by Allmerica Financial Life Insurance and Annuity Company can be found in Appendix B. Performance Tables for Contracts issued by First Allmerica Financial Life Insurance Company can be found in Appendix C. For more detailed information about these performance calculations, including actual formulas, see the SAI.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.


            DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND
                       DELAWARE GROUP PREMIUM FUND, INC.



THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.



Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").



First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998,

First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.



First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.



Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.



THE VARIABLE ACCOUNTS. Each Company maintains a separate investment account referred to as Separate Account VA-K (the "Variable Account"). The Variable Accounts of Separate Account VA-K were authorized by votes of the Board of Directors of the Companies on November 1, 1990.



Each Variable Account meets the definition of a "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.



The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are 17 Sub-Accounts available under the Contract. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.


The Company offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Contract described in this Prospectus.


DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to serve as an investment vehicle for various separate accounts supporting variable insurance contracts. DGPF currently has 17 investment portfolios, each issuing a series of shares: Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series (collectively, the "Underlying Funds"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund have no effect on the investment performance of another Underlying Fund. Shares of the Underlying Funds are not offered to the general public but solely to separate accounts of life insurance companies.



The investment adviser for the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and

Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds of DGPF is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE FUNDS WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of DGPF is available upon request.


GROWTH & INCOME SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Fund formerly was known as Decatur Total Return Series.



DEVON SERIES -- seeks current income and capital appreciation. It seeks to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes exhibit the potential for above-average dividend increases over time.


DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series formerly was known as the Growth Series.


AGGRESSIVE GROWTH SERIES -- seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth.



SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.



REIT SERIES -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.


SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small-to-mid cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market.

TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.


EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.


DELAWARE BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series formerly was known as Delaware Series.


CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, which may include privately placed convertible securities.

DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series.

CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


STRATEGIC INCOME SERIES -- seeks high current income and total return. It seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed- income securities. The Series also may invest in U.S. equity securities.



CASH RESERVE SERIES -- a money market fund which seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.


GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Underlying Funds will be met. In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, you will be notified of the change. No material changes in the investment policy of the Variable Account or any Sub-Accounts will be made without approval pursuant to the applicable state insurance laws. If you have Contract value in that Sub-Account, the Company will transfer it without charge, on written request by you, to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

                      INVESTMENT ADVISORY SERVICES TO DGPF


Investment advisers are paid an annual fee based on the average daily net assets of their respective Underlying Series for management services. The Cash Reserve Series management fee rate is as follows: 0.45% on the first $500 million, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on assets in excess of $2,500 million; the Capital Reserves Series management fee rate is as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on assets in excess of $2,500 million; the Growth & Income Series, Delchester Series, Delaware Balanced Series, Devon Series and Strategic Income Series management fee rate is as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on assets in excess of $2,500 million;

the DelCap Series, Aggressive Growth Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series, Convertible Securities Series and Global Bond Series management fee rate is as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on assets in excess of $2,500 million; the International Equity Series management fee rate is as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on assets in excess of $2,500 million; and the Emerging Markets Series management fee rate is as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on assets in excess of $2,500 million.


                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS


The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.



Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested accounts as of the date that all underwriting requirements are properly met. If all underwriting requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding underwriting requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office on the basis of accumulation unit value next determined after receipt.



Payments may be made to the Contract at any time prior to the Annuity Date, subject to certain minimums. Currently, the initial payment must be at least $600 ($1,000 in Washington). Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Cash Reserve Series.



Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number or PIN number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY


An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agency of the Company. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments, or (b) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


C. RIGHT TO CANCEL ALL OTHER CONTRACTS



An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.



In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.


D. TRANSFER PRIVILEGE


At any time prior to the Annuity Date, the Owner may transfer amounts among accounts upon written or telephone request to the Company. As of the date of this Prospectus, transfers may be made to and among all of the available Sub-Accounts. However, should additional Funds be added to the Contract, the Company reserves the right to limit the number of Sub-Accounts which may be used during the life of the Contract. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.



Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.



The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers in a Contract year, but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Funds that it may provide such services for. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Capital Reserves Series, the Strategic Income Series, the Cash Reserve Series, or the Fixed Account (the "source account") to one or more of the Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which use the Fixed Account as the source account for the payment from which to process automatic transfers. For more information, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue in accordance with the most recent percentage allocation mix received until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's request to change the mix is received by the Company.


The Company reserves the right to limit the number of Funds that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancings effected in a Contract year under that request count as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.


E. SURRENDER


At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.


Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.


The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.


The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F. WITHDRAWALS


At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."


Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.


Each withdrawal must be a minimum of $100. Except in New York, where no specific balance is required, no withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."



After the Annuity Date, withdrawals are permitted only if the Contract is annuitized under a commutable period certain option. Annuity Units equivalent in value to the amount withdrawn will be cancelled.


For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals ("systematic withdrawals") from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.


If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.



LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.



The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.



If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.



(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)


The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G. DEATH BENEFIT


DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals (except in Hawaii and New York where (b) equals gross payments decreased proportionately to reflect withdrawals) (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.



This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX E, "THE DEATH BENEFIT" for specific examples of death benefit calculations.


DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period not more than five years from the date of death; or

    (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Cash Reserve Series. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Cash Reserve Series. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

H. THE SPOUSE OF THE OWNER AS BENEFICIARY


The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon the death of the Owner. The spouse will then become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Cash Reserve Series; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Cash Reserve Series. Additional payments may be made; however, a surrender charge will apply to these amounts. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.


I. ASSIGNMENT


The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment. For important tax consequences which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."


J. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE


The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the maximum annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.


Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."


Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.


The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required under some state laws). The Company reserves the right to increase these minimum amounts. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity except in the case where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable period certain option may elect instead to receive a lump sum settlement.



If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.



If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.


K. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS


The Company provides the variable annuity payout options described below. Currently, variable annuity options may be funded through the Growth & Income Series, the Delaware Balanced Series, and the Capital Reserves Series. The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company.


VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.


VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the payee's life. It would be possible under this option for the payee's to receive only one annuity benefit payment if the payee dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the payee dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the payee, no matter how long he or she lives.


UNIT REFUND VARIABLE LIFE ANNUITY. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).


        Where:  (1) is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and


                (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This is a variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.


PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity provides periodic payments for a stipulated number of years ranging from one to 30 and may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable period certain option, the Annuitant may not request a lump sum payment.



The period certain option does not involve a life contingency. In the computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to elections made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.


L. ANNUITY BENEFIT PAYMENTS


DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.



The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:



- For life annuity options and noncommutable period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



- For commutable period certain options and any period certain option of less than ten years (less than six years under New York Contracts), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



- For a death benefit annuity, the annuity value will be the amount of the death benefit.



The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.



THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.



DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.



DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.



The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.



For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.



If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit
Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider," below.



M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER



An optional Minimum Guaranteed Annuity Payout Rider is available in most jurisdictions for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal

           ----------------------------------------------------------


        Accumulated Value determined immediately prior to the withdrawal



CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.



- The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.



EXERCISING THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.



- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."



- The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.



TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after any Contract anniversary and in conjunction with the repurchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.



- After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.



- The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.



- Other than in the event of a repurchase, once terminated the Rider may not be purchased again.



- The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary."



From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.



For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.



                     GUARANTEED
     CONTRACT          MINIMUM       GUARANTEED
    ANNIVERSARY        BENEFIT     MINIMUM ANNUAL
    AT EXERCISE         BASE         INCOME(1)
-------------------  -----------  ----------------
        10            $ 162,889      $   12,153
        15            $ 207,892      $   17,695



(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."



The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the benefit base.



NOTE: Adding the Minimum Guaranteed Annuity Payout Rider after the issue date and/or repurchasing the benefit will impact the Program to Protect Principal and Provide Growth Potential offered under the GPA Accounts since the Minimum Guaranteed Annuity Payout Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. See "GUARANTEE PERIOD ACCOUNTS."


N. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O. COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.


Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT" and "GUARANTEE PERIOD ACCOUNTS."


The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets, and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using an hypothetical example see the SAI. Subject to compliance with applicable state and federal law, the Company reserves the right to change the methodology for determining the net investment factor.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectus and the SAI of DGPF.

A. VARIABLE ACCOUNT DEDUCTIONS


MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives, and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.


The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.


ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.


Deductions for the Contract fee (described below under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.


OTHER CHARGES. Because the Sub-Accounts purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectus and SAI of DGPF contain additional information concerning expenses of the Underlying Funds.

B. CONTRACT FEE


Currently, a $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is waived for a Contract issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.



Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the class of "eligible persons" as defined in the "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" provision below.



C. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE



Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of the applicable annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).



The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with ten-year waiting period.......      0.25%
Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period...      0.15%



For a description of the Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.


D. PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for the Contract at the time the payments are received); or


    (2) the premium tax charge is deducted in total when annuity benefit payments begin.


In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.


E. SURRENDER CHARGE



No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawal of the Contract or at the time annuity benefit payments begin, within certain time limits described below.



For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- accumulated payments invested in the Contract for more than seven years; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.



CHARGE FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract.

Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)



The surrender charge is as follows:


  YEARS FROM      CHARGE AS PERCENTAGE OF
DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
---------------  -------------------------
     0 - 1                      7%
       2                        6%
       3                        5%
       4                        4%
       5                        3%
       6                        2%
       7                        1%
  More than 7                   0%


The amount withdrawn equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.



REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. Where permitted by state law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York and New Jersey where not permitted by state law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical car facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.


For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing a facility that is operating pursuant to state law), providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.


Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted unless required by state law.



In addition, from time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charge applies, or both, and/or credit additional amounts on the Contract when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contract is being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent sales charge and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the issue date are within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; an employee of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds, investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, surrender charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.



Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to the charge where prohibited by law.



Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "EXCHANGE OFFER" in the SAI.


WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

    Where (1) is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed (Cumulative Earnings);


    Where (2) is:  15% of the Accumulated Value as of the Valuation Date
                   coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and



    Where (3) is:  The amount calculated under the Company's life expectancy distribution Option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).


For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 15% of Accumulated Value ($2,250); or

    (3) LED of 10.2% of Accumulated Value ($1,530).


The Withdrawal Without Surrender Charge will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable surrender charge on New Payments, the Contract fee and any applicable tax withholding and adjusted for any applicable Market Value Adjustment. Subject to the same rules that are applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the greatest Withdrawal Without Surrender Charge amount available.



Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.



CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a period certain option or a non-commutable period certain option for less than ten years (less than six years under New York Contracts), a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.



No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable period certain option for ten years or more (six years or more under New York Contracts). A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If an owner of an existing fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for the Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


F.  TRANSFER CHARGE


The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers.


                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 ("the 1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this annuity Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in this Prospectus.


INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when the Contract initially was issued, and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date (subject to the Fixed Account limitations in some states; see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT"). Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Cash Reserve Series. The Owner may allocate amounts to any of the Guarantee Periods available.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration, unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date, or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Cash Reserve Series. Where amounts automatically have been renewed in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion. Under Contracts issued in New York, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals, or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                            [(1+i)/(1+j)](n/365) - 1

        where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

               j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

               n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX D, "SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT."



PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, (including withdrawals made as part of a pro-rata deduction for charges under a Minimum Guaranteed Annuity Payout Rider purchased or repurchased after issue) in order to ensure that on the last day of the Guarantee Period, the value in the Guarantee Period Account will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."


WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.


In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "D. Surrender Charge" after application of the Market Value Adjustment.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract, and therefore the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Portfolios of the Fund in this Contract will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.



In addition, traditionally in order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.


A.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B.  TAXATION OF THE CONTRACTS IN GENERAL


The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.


WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.


In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.


NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of a non-qualified Contract. Individuals purchasing a qualified Contract should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408 of the Code including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "B. Right to Cancel Individual Retirement Annuities."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES (TSAS). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.


                             STATEMENTS AND REPORTS



An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to the Owner each time a transaction is made affecting the Contract Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., Contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Cash Reserve Sub-Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for, the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other Contracts or permit a conversion between Contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies which issue variable annuities and variable life contracts ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although currently the Company and the DGPF do not foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and DGPF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Account may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share.

During the annuity payout phase, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (the "NASD.") The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contract. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.


The Company pays commissions, not to exceed 6.5% of purchase payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charge assessed on a Contract will be retained by the Company.



Owners may direct any inquiries to their financial adviser or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-366-1492.


                                 LEGAL MATTERS


There are no legal proceedings pending to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.



                              YEAR 2000 COMPLIANCE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.


In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

       If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If a Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon, if the Contract is issued after the Annuitant's 81st birthday, no payments or transfers to the Fixed Account will be permitted.

If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Cash Reserve Series.


To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company. The Company reserves the right to extend the period of time that the enhanced rate will apply. For more information, contact your financial representative or call 1-800-366-1492.

                                   APPENDIX B
                               PERFORMANCE TABLES
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY



                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                            SUB-ACCOUNT    TOTAL RETURN                   SINCE
                                                             INCEPTION       FOR YEAR                  INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                       DATE       ENDED 12/31/98    5 YEARS    SUB-ACCOUNT
---------------------------------------------------------  -------------  --------------  -----------  ------------
Growth & Income Series...................................       4/27/92          2.66%        16.59%        15.29%
Devon Series.............................................        5/1/97         15.25%        N/A           26.55%
DelCap Series............................................        4/9/92          9.83%        11.96%        11.55%
Aggressive Growth Series.................................       N/A            N/A            N/A          N/A
Social Awareness Series..................................        5/1/97           7.04  %     N/A            21.69 %
REIT Series..............................................        5/7/98        N/A            N/A           -15.28 %
Small Cap Value Series...................................        1/2/94         -12.00  %     N/A            11.95 %
Trend Series.............................................      12/30/93           7.36  %      14.52 %       14.77 %
International Equity Series..............................      10/29/92           1.96  %       8.20 %        9.12 %
Emerging Markets Series..................................        5/1/97         -37.40  %     N/A           -29.70 %
Delaware Balanced Series.................................       4/30/92           9.70  %      14.79 %       13.35 %
Convertible Securities Series............................        5/1/97          -8.35  %     N/A             4.10 %
Delchester Series........................................       4/27/92          -9.22  %       4.88 %        6.92 %
Capital Reserves Series..................................       4/30/92          -1.05  %       3.75 %        4.81 %
Strategic Income Series..................................        5/1/97          -4.84  %     N/A             0.60 %
Cash Reserve Series......................................       4/22/92          -2.58  %       2.81 %        2.67 %
Global Bond Series.......................................        5/1/96          -0.02  %     N/A             4.37 %



                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                            SUB-ACCOUNT    TOTAL RETURN                   SINCE
                                                             INCEPTION       FOR YEAR                  INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                       DATE       ENDED 12/31/98    5 YEARS    SUB-ACCOUNT
---------------------------------------------------------  -------------  --------------  -----------  ------------
Growth & Income Series...................................       4/27/92          9.80%        17.42%        15.85%
Devon Series.............................................        5/1/97         22.33%        N/A           29.68%
DelCap Series............................................        4/9/92         17.17%        12.74%        12.01%
Aggressive Growth Series.................................       N/A            N/A            N/A          N/A
Social Awareness Series..................................        5/1/97          13.85  %     N/A            24.86 %
REIT Series..............................................        5/7/98        N/A            N/A            -9.91 %
Small Cap Value Series...................................        1/2/94          -6.11  %     N/A            12.56 %
Trend Series.............................................      12/30/93          14.43  %      15.10 %       15.27 %
International Equity Series..............................      10/29/92           8.80  %       9.01 %        9.61 %
Emerging Markets Series..................................        5/1/97         -33.42  %     N/A           -27.42 %
Delaware Balanced Series.................................       4/30/92          16.98  %      15.43 %       13.72 %
Convertible Securities Series............................        5/1/97          -2.54  %     N/A             7.42 %
Delchester Series........................................       4/27/92          -3.19  %       5.65 %        7.28 %
Capital Reserves Series..................................       4/30/92           5.29  %       4.36 %        5.02 %
Strategic Income Series..................................        5/1/97           1.21  %     N/A             3.84 %
Cash Reserve Series......................................       4/22/92           3.63  %       3.40 %        2.85 %
Global Bond Series.......................................        5/1/96           6.33  %     N/A             6.11 %

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                       TOTAL RETURN                     SINCE
                                                     UNDERLYING FUND     FOR YEAR                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND             INCEPTION DATE   ENDED 12/31/98    5 YEARS    UNDERLYING FUND
---------------------------------------------------  ---------------  --------------  -----------  ---------------
Growth & Income Series.............................        7/28/88           2.66%        16.59%         11.22%
Devon Series.......................................         5/1/97          15.25%        N/A            26.55%
DelCap Series......................................        7/12/91           9.83%        11.96%         10.79%
Aggressive Growth Series...........................        N/A             N/A            N/A            N/A
Social Awareness Series............................         5/1/97            7.04  %     N/A             21.69   %
REIT Series........................................         5/1/98         N/A            N/A            -15.21   %
Small Cap Value Series.............................       12/27/93          -12.00  %      11.95 %        12.00   %
Trend Series.......................................       12/27/93            7.36  %      14.52 %        14.75   %
International Equity Series........................       10/29/92            1.96  %       8.20 %         9.12   %
Emerging Markets Series............................         5/1/97          -37.40  %     N/A            -29.70   %
Delaware Balanced Series...........................        7/28/88            9.70  %      14.79 %        12.95   %
Convertible Securities Series......................         5/1/97           -8.35  %     N/A              4.10   %
Delchester Series..................................        7/28/88           -9.22  %       4.88 %         7.71   %
Capital Reserves Series............................        7/28/88           -1.05  %       3.75 %         5.38   %
Strategic Income Series............................         5/1/97           -4.84  %     N/A              0.60   %
Cash Reserve Series................................        7/28/88           -2.58  %       2.81 %         3.65   %
Global Bond Series.................................         5/1/96           -0.02  %     N/A              4.37   %



                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                                       TOTAL RETURN                     SINCE
                                                     UNDERLYING FUND     FOR YEAR                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND             INCEPTION DATE   ENDED 12/31/98    5 YEARS    UNDERLYING FUND
---------------------------------------------------  ---------------  --------------  -----------  ---------------
Growth & Income Series.............................        7/28/88           9.80%        17.42%         11.72%
Devon Series.......................................         5/1/97          22.33%        N/A            29.68%
DelCap Series......................................        7/12/91          17.17%        12.74%         11.19%
Aggressive Growth Series...........................        N/A             N/A            N/A            N/A
Social Awareness Series............................         5/1/97           13.85  %     N/A             24.86   %
REIT Series........................................         5/1/98         N/A            N/A             -9.84   %
Small Cap Value Series.............................       12/27/93           -6.11  %      12.55 %        12.52   %
Trend Series.......................................       12/27/93           14.43  %      15.10 %        15.24   %
International Equity Series........................       10/29/92            8.80  %       9.01 %         9.61   %
Emerging Markets Series............................         5/1/97          -33.42  %     N/A            -27.42   %
Delaware Balanced Series...........................        7/28/88           16.98  %      15.43 %        13.19   %
Convertible Securities Series......................         5/1/97           -2.54  %     N/A              7.42   %
Delchester Series..................................        7/28/88           -3.19  %       5.65 %         7.95   %
Capital Reserves Series............................        7/28/88            5.29  %       4.36 %         5.46   %
Strategic Income Series............................         5/1/97            1.21  %     N/A              3.84   %
Cash Reserve Series................................        7/28/88            3.63  %       3.40 %         3.70   %
Global Bond Series.................................         5/1/96            6.33  %     N/A              6.11   %

                                   APPENDIX C
                               PERFORMANCE TABLES
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                             TOTAL RETURN
                                                               SUB-ACCOUNT     FOR YEAR                    SINCE
                                                                INCEPTION       ENDED                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                          DATE         12/31/98      5 YEARS    SUB-ACCOUNT
------------------------------------------------------------  -------------  ------------  -----------  ------------
Growth & Income Series......................................        5/1/94         2.70%       N/A           18.54%
Devon Series................................................        5/1/97        15.21%       N/A           26.48  %
DelCap Series...............................................       4/20/94         9.94  %     N/A           14.32  %
Aggressive Growth Series....................................       N/A           N/A           N/A          N/A
Social Awareness Series.....................................        5/1/97         7.03  %     N/A           21.66  %
REIT Series.................................................       N/A           N/A           N/A          N/A
Small Cap Value Series......................................       5/11/94       -11.95  %     N/A           13.14  %
Trend Series................................................       5/11/94         7.35  %     N/A           16.72  %
International Equity Series.................................       4/20/94         2.02  %     N/A            8.50  %
Emerging Markets Series.....................................        5/1/97       -37.39  %     N/A          -35.91  %
Delaware Balanced Series....................................       4/20/94         9.75  %     N/A           16.04  %
Convertible Securities Series...............................        5/1/97        -8.36  %     N/A            4.06  %
Delchester Series...........................................       5/23/94        -9.33  %     N/A            5.76  %
Capital Reserves Series.....................................       6/23/94        -1.05  %     N/A            4.95  %
Strategic Income Series.....................................        5/1/97        -4.93  %     N/A            0.50  %
Cash Reserve Series.........................................        4/7/94        -2.61  %     N/A            2.94  %
Global Bond Series..........................................        5/1/96         0.00  %     N/A            4.39  %



                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                                             TOTAL RETURN
                                                               SUB-ACCOUNT     FOR YEAR                    SINCE
                                                                INCEPTION       ENDED                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                          DATE         12/31/98      5 YEARS    SUB-ACCOUNT
------------------------------------------------------------  -------------  ------------  -----------  ------------
Growth & Income Series......................................        5/1/94         9.81%       N/A           19.33%
Devon Series................................................        5/1/97        22.34%       N/A           29.66  %
DelCap Series...............................................       4/20/94        17.17  %     N/A           15.01  %
Aggressive Growth Series....................................       N/A           N/A           N/A          N/A
Social Awareness Series.....................................        5/1/97        13.86  %     N/A           24.86  %
REIT Series.................................................       N/A           N/A           N/A          N/A
Small Cap Value Series......................................       5/11/94        -6.11  %     N/A           13.77  %
Trend Series................................................       5/11/94        14.45  %     N/A           17.39  %
International Equity Series.................................       4/20/94         8.80  %     N/A            9.43  %
Emerging Markets Series.....................................        5/1/97       -33.41  %     N/A          -33.85  %
Delaware Balanced Series....................................       4/20/94        16.98  %     N/A           16.67  %
Convertible Securities Series...............................        5/1/97        -2.54  %     N/A            7.41  %
Delchester Series...........................................       5/23/94        -3.19  %     N/A            6.66  %
Capital Reserves Series.....................................       6/23/94         5.29  %     N/A            5.57  %
Strategic Income Series.....................................        5/1/97         1.21  %     N/A            3.85  %
Cash Reserve Series.........................................        4/7/94         3.62  %     N/A            3.54  %
Global Bond Series..........................................        5/1/96         6.33  %     N/A            6.11  %

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                         TOTAL RETURN
                                                                           FOR YEAR                      SINCE
                                                        UNDERLYING FUND     ENDED                    INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                INCEPTION DATE     12/31/98      5 YEARS    UNDERLYING FUND
------------------------------------------------------  ---------------  ------------  -----------  ---------------
Growth & Income Series................................        7/28/88          2.70%       16.65%         11.68%
Devon Series..........................................         5/1/97         15.21%       N/A            26.48%
DelCap Series.........................................        7/12/91          9.94%       12.06%         10.88%
Aggressive Growth Series..............................        N/A            N/A           N/A            N/A
Social Awareness Series...............................         5/1/97          7.03  %     N/A             21.66   %
REIT Series...........................................         5/1/98        N/A           N/A            -15.21   %
Small Cap Value Series................................       12/27/93        -11.95  %      11.96 %        12.49   %
Trend Series..........................................       12/27/93          7.35  %      14.47 %        14.97   %
International Equity Series...........................       10/29/92          2.02  %       8.33 %         9.21   %
Emerging Markets Series...............................         5/1/97        -37.39  %     N/A            -35.91   %
Delaware Balanced Series..............................        7/28/88          9.75  %      14.38 %        12.83   %
Convertible Securities Series.........................         5/1/97         -8.36  %     N/A              4.06   %
Delchester Series.....................................        7/28/88         -9.33  %       4.80 %         7.75   %
Capital Reserves Series...............................        7/28/88         -1.05  %       3.78 %         5.47   %
Strategic Income Series...............................         5/1/97         -4.93  %     N/A              0.50   %
Cash Reserve Series...................................        7/28/88         -2.61  %       2.86 %         3.69   %
Global Bond Series....................................         5/1/96          0.00  %     N/A              4.39   %



                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                                         TOTAL RETURN
                                                                           FOR YEAR                      SINCE
                                                        UNDERLYING FUND     ENDED                    INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                INCEPTION DATE     12/31/98      5 YEARS    UNDERLYING FUND
------------------------------------------------------  ---------------  ------------  -----------  ---------------
Growth & Income Series................................        7/28/88          9.81%       17.42%         11.72%
Devon Series..........................................         5/1/97         22.34%       N/A            29.66%
DelCap Series.........................................        7/12/91         17.17%       12.76%         11.20%
Aggressive Growth Series..............................        N/A            N/A           N/A            N/A
Social Awareness Series...............................         5/1/97         13.86  %     N/A             24.86   %
REIT Series...........................................         5/1/98        N/A           N/A             -9.84   %
Small Cap Value Series................................       12/27/93         -6.11  %      12.55 %        12.52   %
Trend Series..........................................       12/27/93         14.45  %      15.13 %        15.24   %
International Equity Series...........................       10/29/92          8.80  %       9.01 %         9.61   %
Emerging Markets Series...............................         5/1/97        -33.41  %     N/A            -33.85   %
Delaware Balanced Series..............................        7/28/88         16.98  %      15.43 %        13.19   %
Convertible Securities Series.........................         5/1/97         -2.54  %     N/A              7.41   %
Delchester Series.....................................        7/28/88         -3.19  %       5.65 %         7.95   %
Capital Reserves Series...............................        7/28/88          5.29  %       4.35 %         5.52   %
Strategic Income Series...............................         5/1/97          1.21  %     N/A              3.85   %
Cash Reserve Series...................................        7/28/88          3.62  %       3.42 %         3.71   %
Global Bond Series....................................         5/1/96          6.33  %     N/A              6.11   %

                                   APPENDIX D
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender based on hypothetical Accumulated Values:

                 HYPOTHETICAL     WITHDRAWAL         SURRENDER
   CONTRACT      ACCUMULATED   WITHOUT SURRENDER       CHARGE        SURRENDER
     YEAR           VALUE        CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00        $8,100.00              7%      $  3,213.00
           2        58,320.00         8,748.00              6%         2,974.32
           3        62,985.60        12,985.60              5%         2,500.00
           4        68,024.45        18,024.45              4%         2,000.00
           5        73,466.40        23,466.40              3%         1,500.00
           6        79,343.72        29,343.72              2%         1,000.00
           7        85,691.21        35,691.21              1%           500.00
           8        92,546.51        45,546.51              0%             0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals of the Owner's account, based on hypothetical Accumulated Values.

                 HYPOTHETICAL                   WITHDRAWAL         SURRENDER
   CONTRACT      ACCUMULATED                 WITHOUT SURRENDER       CHARGE        SURRENDER
     YEAR           VALUE      WITHDRAWALS     CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00  $       0.00        $8,100.00              7%       $    0.00
           2        58,320.00          0.00         8,748.00              6%            0.00
           3        62,985.60          0.00        12,985.60              5%            0.00
           4        68,024.45     30,000.00        18,024.45              4%          479.02
           5        41,066.40     10,000.00         6,159.96              3%          115.20
           6        33,551.72      5,000.00         5,032.76              2%            0.00
           7        30,835.85     10,000.00         4,625.38              1%           53.75
           8        22,502.72     15,000.00         3,375.41              0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365) - 1

    The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.10)](2555/365) - 1
                                     =  (.98182)(7) - 1
                                     =  -.12054

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  -.12054 X $62,985.60
                                     =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.07)](2555/365) - 1
                                     =  (1.0093)(7) - 1
                                     =  .06694

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  .06694 X $62,985.60
                                     =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.11)](2555/365) - 1
                                     =  (.97297)(7) - 1
                                     =  -.17454
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the negative of the excess interest earned
                                        over 3%
                                     =  Minimum (-.17454 X $62,985.60 or -$8,349.25)
                                     =  Minimum (-$10,993.51 or -$8,349.25)
                                     =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.06)](2555/365) - 1
                                     =  (1.01887)(7) - 1
                                     =  .13981
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the excess interest earned over 3%
    The market value factor          =  Minimum of (.13981 X $62,985.60 or $8,349.25)
                                     =  Minimum of ($8,806.02 or $8,349.25)
                                     =  $8,349.25

                                   APPENDIX E
                               THE DEATH BENEFIT


PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL                                            HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE     DEATH         DEATH         DEATH         DEATH
    YEAR          VALUE       ADJUSTMENT   BENEFIT (A)   BENEFIT (B)   BENEFIT (C)     BENEFIT
-------------  ------------  ------------  ------------  ------------  ------------  ------------
          1    $  53,000.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $53,000.00
          2       53,530.00       500.00      54,030.00     55,125.00     53,000.00    55,125.00
          3       58,883.00         0.00      58,883.00     57,881.25     55,125.00    58,883.00
          4       52,994.70       500.00      53,494.70     60,775.31     58,883.00    60,775.31
          5       58,294.17         0.00      58,294.17     63,814.08     60,775.31    63,814.08
          6       64,123.59       500.00      64,623.59     67,004.78     63,814.08    67,004.78
          7       70,535.95         0.00      70,535.95     70,355.02     67,004.78    70,535.95
          8       77,589.54       500.00      78,089.54     73,872.77     70,535.95    78,089.54
          9       85,348.49         0.00      85,348.49     77,566.41     78,089.54    85,348.49
         10       93,883.34         0.00      93,883.34     81,444.73     85,348.49    93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


               HYPOTHETICAL                HYPOTHETICAL                                            HYPOTHETICAL
  CONTRACT     ACCUMULATED                 MARKET VALUE     DEATH         DEATH         DEATH         DEATH
    YEAR          VALUE      WITHDRAWALS    ADJUSTMENT   BENEFIT (A)   BENEFIT (B)   BENEFIT (C)     BENEFIT
-------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
          1    $  53,000.00  $       0.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $53,000.00
          2       53,530.00          0.00       500.00      54,030.00     55,125.00     53,000.00    55,125.00
          3        3,883.00     50,000.00         0.00       3,883.00      4,171.13      3,972.50     4,171.13
          4        3,494.70          0.00       500.00       3,994.70      4,379.68      4,171.13     4,379.68
          5        3,844.17          0.00         0.00       3,844.17      4,598.67      4,379.68     4,598.67
          6        4,228.59          0.00       500.00       4,728.59      4,828.60      4,598.67     4,828.60
          7        4,651.45          0.00         0.00       4,651.45      5,070.03      4,828.60     5,070.03
          8        5,116.59          0.00       500.00       5,616.59      5,323.53      5,070.03     5,616.59
          9        5,628.25          0.00         0.00       5,628.25      5,589.71      5,616.59     5,628.25
         10          691.07      5,000.00         0.00         691.07        712.70        683.44       712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5% reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL  HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE     DEATH
    YEAR          VALUE       ADJUSTMENT     BENEFIT
-------------  ------------  ------------  ------------
          1    $  53,000.00   $     0.00    $53,000.00
          2       53,530.00       500.00     54,030.00
          3       58,883.00         0.00     58,883.00
          4       52,994.70       500.00     53,494.70
          5       58,294.17         0.00     58,294.17
          6       64,123.59       500.00     64,623.59
          7       70,535.95         0.00     70,535.95
          8       77,589.54       500.00     78,089.54
          9       85,348.49         0.00     85,348.49
         10       93,883.34         0.00     93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX F
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K


                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
SUB-ACCOUNT                                   1998       1997       1996       1995       1994       1993       1992
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GROWTH & INCOME SERIES
Unit Value:
    Beginning of Period...................      2.433      1.883      1.582      1.178      1.197      1.051      1.000
    End of Period.........................      2.672      2.433      1.883      1.582      1.178      1.197      1.051
Number of Units Outstanding at End of
 Period (in thousands)....................    146,009    113,507     65,991     48,305     38,591     25,086      4,208

DEVON SERIES
Unit Value:
    Beginning of Period...................      1.261     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      1.543      1.261     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................     42,690     11,585     N/A        N/A        N/A        N/A        N/A

DELCAP SERIES
Unit Value:
    Beginning of Period...................      1.831      1.616      1.432      1.121      1.178      1.070      1.000
    End of Period.........................      2.145      1.831      1.616      1.432      1.121      1.178      1.070
Number of Units Outstanding at End of
 Period (in thousands)....................     58,454     57,025     44,667     35,204     29,100     20,802      4,534

SOCIAL AWARENESS SERIES
Unit Value:
    Beginning of Period...................      1.272     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      1.448      1.272     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................     17,819      4,515     N/A        N/A        N/A        N/A        N/A

REIT SERIES
Unit Value:
    Beginning of Period...................      0.000     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      0.901     N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................      1,235     N/A        N/A        N/A        N/A        N/A        N/A

SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period...................      1.923      1.467      1.214      0.994      1.000      1.000     N/A
    End of Period.........................      1.806      1.923      1.467      1.214      0.994      1.000     N/A
Number of Units Outstanding at End of
 Period (in thousands)....................     55,136     43,269     15,725      9,467      6,040          6     N/A

TREND SERIES
Unit Value:
    Beginning of Period...................      1.779      1.486      1.358      0.989      1.007      1.000     N/A
    End of Period.........................      2.036      1.779      1.486      1.358      0.989      1.007     N/A
Number of Units Outstanding at End of
 Period (in thousands)....................     36,571     33,256     21,711     13,410      6,197         50     N/A

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
SUB-ACCOUNT                                   1998       1997       1996       1995       1994       1993       1992
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period...................      1.619      1.540      1.301      1.159      1.144      1.000      1.000
    End of Period.........................      1.762      1.619      1.540      1.301      1.159      1.144      1.000
Number of Units Outstanding at End of
 Period (in thousands)....................     51,715     48,813     30,888     21,612     18,761      6,139        182

EMERGING MARKETS SERIES
Unit Value:
    Beginning of Period...................      0.880     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      0.586      0.880     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................      6,662      4,545     N/A        N/A        N/A        N/A        N/A

DELAWARE BALANCED SERIES
Unit Value:
    Beginning of Period...................      2.015      1.616      1.414      1.133      1.150      1.078      1.000
    End of Period.........................      2.357      2.015      1.616      1.414      1.133      1.150      1.078
Number of Units Outstanding at End of
 Period (in thousands)....................     81,359     58,759     40,855     37,203     33,332     22,046      3,145

CONVERTIBLE SECURITIES SERIES
Unit Value:
    Beginning of Period...................      1.156     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      1.127      1.156     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................      4,793      1,291     N/A        N/A        N/A        N/A        N/A

DELCHESTER SERIES
Unit Value:
    Beginning of Period...................      1.652      1.474      1.326      1.164      1.214      1.058      1.000
    End of Period.........................      1.599      1.652      1.474      1.326      1.164      1.214      1.058
Number of Units Outstanding at End of
 Period (in thousands)....................     70,679     56,733     44,760     37,818     31,735     22,281      4,571

CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period...................      1.317      1.241      1.209      1.075      1.120      1.053      1.000
    End of Period.........................      1.386      1.317      1.241      1.209      1.075      1.120      1.053
Number of Units Outstanding at End of
 Period (in thousands)....................     28,066     20,234     20,226     19,818     20,476     16,752      3,828

STRATEGIC INCOME SERIES
Unit Value:
    Beginning of Period...................      1.052     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period.........................      1.065      1.052     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................     17,524      5,381     N/A        N/A        N/A        N/A        N/A

CASH RESERVE SERIES
Unit Value:
    Beginning of Period...................      1.165      1.124      1.087      1.044      1.021      1.010      1.000
    End of Period.........................      1.207      1.165      1.124      1.087      1.044      1.021      1.010
Number of Units Outstanding at End of
 Period (in thousands)....................     32,501     24,014     21,519     11,568     13,998      5,483      1,387

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
SUB-ACCOUNT                                   1998       1997       1996       1995       1994       1993       1992
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period...................      1.102      1.107      1.000      1.000     N/A        N/A        N/A
    End of Period.........................      1.172      1.102      1.107      1.000     N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands)....................      4,991      3,950        886     N/A        N/A        N/A        N/A

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-K



                                                                                       YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------
SUB-ACCOUNT                                                               1998       1997       1996       1995       1994
----------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
GROWTH & INCOME SERIES
Unit Value:
    Beginning of Period...............................................      2.078      1.608      1.351      1.006      1.000
    End of Period.....................................................      2.282      2.078      1.608      1.351      1.006
Number of Units Outstanding at End of Period (in thousands)...........      3,440      1,311      1,044        670        455
DEVON SERIES
Unit Value:
    Beginning of Period...............................................      1.261     N/A        N/A        N/A        N/A
    End of Period.....................................................      1.543      1.261     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........      1,558        106     N/A        N/A        N/A
DELCAP SERIES
Unit Value:
    Beginning of Period...............................................      1.646      1.453      1.287      1.008      1.000
    End of Period.....................................................      1.929      1.646      1.453      1.287      1.008
Number of Units Outstanding at End of Period (in thousands)...........        637        355        493        300        149
SOCIAL AWARENESS SERIES
Unit Value:
    Beginning of Period...............................................      1.272     N/A        N/A        N/A        N/A
    End of Period.....................................................      1.448      1.272     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........        394        101     N/A        N/A        N/A
REIT SERIES
Unit Value:
    Beginning of Period...............................................     N/A        N/A        N/A        N/A        N/A
    End of Period.....................................................      1.000     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........          0     N/A        N/A        N/A        N/A
SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period...............................................      1.938      1.478      1.223      1.002      1.000
    End of Period.....................................................      1.820      1.938      1.478      1.223      1.002
Number of Units Outstanding at End of Period (in thousands)...........        731        235        204        146         82
TREND SERIES
Unit Value:
    Beginning of Period...............................................      1.839      1.536      1.404      1.022      1.000
    End of Period.....................................................      2.104      1.839      1.536      1.404      1.022
Number of Units Outstanding at End of Period (in thousands)...........      1,099      1,579        285      1,486        790
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period...............................................      1.403      1.335      1.128      1.004      1.000
    End of Period.....................................................      1.527      1.403      1.335      1.128      1.004
Number of Units Outstanding at End of Period (in thousands)...........        652        554      2,244        358        193
EMERGING MARKETS SERIES
Unit Value:
    Beginning of Period...............................................      0.754     N/A        N/A        N/A        N/A
    End of Period.....................................................      0.502      0.754     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........        184          1     N/A        N/A        N/A

                                                                                       YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------
SUB-ACCOUNT                                                               1998       1997       1996       1995       1994
----------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
DELAWARE BALANCED SERIES
Unit Value:
    Beginning of Period...............................................      1.764      1.415      1.238      0.991      1.000
    End of Period.....................................................      2.063      1.764      1.415      1.238      0.991
Number of Units Outstanding at End of Period (in thousands)...........      1,070        420        405        304        173
CONVERTIBLE SECURITIES SERIES
Unit Value:
    Beginning of Period...............................................      1.156     N/A        N/A        N/A        N/A
    End of Period.....................................................      1.127      1.156     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........        375         84     N/A        N/A        N/A
DELCHESTER SERIES
Unit Value:
    Beginning of Period...............................................      1.391      1.240      1.116      0.980      1.000
    End of Period.....................................................      1.346      1.391      1.240      0.116      0.098
Number of Units Outstanding at End of Period (in thousands)...........      3,962      1,388      1,003        670        287
CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period...............................................      1.214      1.144      1.115      0.991      1.000
    End of Period.....................................................      1.278      1.214      1.144      1.115      0.991
Number of Units Outstanding at End of Period (in thousands)...........      1,069        287        208        195        181
STRATEGIC INCOME SERIES
Unit Value:
    Beginning of Period...............................................      1.052     N/A        N/A        N/A        N/A
    End of Period.....................................................      1.065      1.052     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...........      1,799        276     N/A        N/A        N/A
CASH RESERVE SERIES
Unit Value:
    Beginning of Period...............................................      1.138      1.096      1.059      1.018      1.000
    End of Period.....................................................      1.179      1.138      1.096      1.059      1.018
Number of Units Outstanding at End of Period (in thousands)...........      1,603        401        125        126        302
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period...............................................      1.102      1.107      1.000      1.000     N/A
    End of Period.....................................................      1.171      1.102      1.107      1.000     N/A
Number of Units Outstanding at End of Period (in thousands)...........         31          7     N/A        N/A        N/A



No information is shown above for the Sub-Accounts that commenced operations after December 31, 1998.

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                       FUNDED THROUGH SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K
                                      INVESTING IN SHARES OF
                                 DELAWARE GROUP PREMIUM FUND, INC.



                        This Prospectus provides important information about
                        the Delaware Medallion II variable annuity policies
                        issued by Allmerica Financial Life Insurance and
   PLEASE READ THIS     Annuity Company and Delaware Medallion I variable
 PROSPECTUS CAREFULLY   annuity policies issued by Allmerica Financial Life
 BEFORE INVESTING AND   Insurance and Annuity Company and First Allmerica
  KEEP IT FOR FUTURE    Financial Life Insurance Company. The policy is a
      REFERENCE.        flexible payment tax-deferred combination variable
                        and fixed annuity offered on both a group and individual basis. Neither of these policies is currently being sold in any jurisdiction.

                        Information specific to Delaware Medallion I is set forth in Appendix B. Owners of these policies should review this Appendix first.

                        The Variable Account, known as Separate Account VA-K is subdivided into Sub-Accounts. Each Sub-Account offered under this policy invests exclusively in shares of one of the following series of Delaware Group Premium Fund, Inc.:




  ANNUITIES INVOLVE     Growth & Income Series           Trend Series                     Delchester Series
   RISKS INCLUDING      Devon Series                     International Equity Series      Capital Reserves Series
   POSSIBLE LOSS OF     DelCap Series                    Emerging Markets Series          Strategic Income Series
      PRINCIPAL.        Aggressive Growth Series         Delaware Balanced Series         Cash Reserve Series
                        Social Awareness Series          Convertible Securities           Global Bond Series
                        REIT Series                      Series
                        Small Cap Value Series



                          The Fixed Account is part of the Company's General
                          Account.
                          A Statement of Additional Information dated May 1,
                          1999 containing more information about this
                          annuity is on file with the Securities and
                          Exchange Commission and is incorporated by
    THIS ANNUITY IS       reference into this Prospectus. A copy may be
        NOT:              obtained free of charge by completing the attached
 - A BANK DEPOSIT OR      request card or by calling Annuity Client Services
   OBLIGATION;            at 1-800-533-2124. The Table of Contents of the
 - FEDERALLY INSURED;     Statement of Additional Information is listed on
 - ENDORSED BY ANY        page 4 of this Prospectus.
   BANK OR                This Prospectus and the Statement of Additional
   GOVERNMENTAL           Information can also be obtained from the
   AGENCY.                Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                          APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.

                                          DATED MAY 1, 1999

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY OF FEES AND EXPENSES..........................................................          6
SUMMARY OF POLICY FEATURES............................................................         11
PERFORMANCE INFORMATION...............................................................         14
WHAT IS AN ANNUITY?...................................................................         20
RIGHT TO CANCEL OR SURRENDER..........................................................         20
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND,
 INC..................................................................................         20
INVESTMENT OBJECTIVES AND POLICIES....................................................         22
INVESTMENT ADVISORY SERVICES TO THE FUND..............................................         23
CHARGES AND DEDUCTIONS................................................................         24
  A.  Surrender Charge................................................................         24
  B.  Premium Taxes...................................................................         27
  C.  Policy Fee......................................................................         27
  D.  Annual Charges Against Separate Account Assets..................................         27
  E.  Optional Minimum Guaranteed Annuity Payout Rider Charge.........................         28
THE VARIABLE ANNUITY POLICIES.........................................................         29
  A.  Purchase Payments...............................................................         29
  B.  Transfer Privilege..............................................................         30
  C.  Surrender.......................................................................         31
  D.  Partial Redemption..............................................................         31
  E.  Death Benefit...................................................................         32
  F.  The Spouse of the Owner as Beneficiary..........................................         33
  G.  Assignment......................................................................         33
  H.  Electing the Form of Annuity and the Annuity Date...............................         34
  I.  Description of Variable Annuity Options.........................................         34
  J.  Optional Minimum Guaranteed Annuity Payout Rider................................         35
  K.  NORRIS Decision.................................................................         37
  L.  Computation of Policy Values and Annuity Benefit Payments.......................         38
        Determination of the First Variable Annuity Benefit Payment...................         38
        The Annuity Unit..............................................................         38
        Determination of the Number of Annuity Units..................................         38
        Dollar Amount of Subsequent Variable Annuity Benefit Payments.................         38
FEDERAL TAX CONSIDERATIONS............................................................         39
  A.  Qualified and Non-Qualified Policies............................................         40
  B.  Taxation of the Policies in General.............................................         40
        Withdrawals Prior to Annuitization............................................         40
        Annuity Payouts After Annuitization...........................................         41
        Penalty on Distribution.......................................................         41
        Assignments or Transfers......................................................         41
        Nonnatural Owners.............................................................         41
        Deferred Compensation Plans of State and Local Governments and Tax-Exempt
        Organizations.................................................................         41
  C.  Tax Withholding.................................................................         42
  D.  Provisions Applicable to Qualified Employer Plans...............................         42
        Corporate and Self-Employed Pension and Profit Sharing Plans..................         42
        Individual Retirement Annuities...............................................         42
        Tax-Sheltered Annuities.......................................................         43
        Texas Optional Retirement Program.............................................         43
LOANS (QUALIFIED POLICIES ONLY).......................................................         43

STATEMENTS AND REPORTS................................................................         43
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         43
VOTING RIGHTS.........................................................................         44
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         45
LEGAL MATTERS.........................................................................         45
YEAR 2000 COMPLIANCE..................................................................         45
FURTHER INFORMATION...................................................................         46
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT..............................        A-1
APPENDIX B -- INFORMATION APPLICABLE ONLY TO DELAWARE MEDALLION I, POLICY Nos.
  A3019-92 and A3019-94GRC (AND STATE VARIATIONS).....................................        B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION.........................................        C-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
EXCHANGE OFFER.......................................................................          6
PERFORMANCE INFORMATION..............................................................          8
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.



ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.


ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.


ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.



ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity payments under the Policy.



COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for all Delaware Medallion II policies (Form No. 3022-93) and for all Delaware Medallion I policies (Form No. 3019-92) except for Delaware Medallion I policies issued in New York on Form No. 301994 GRC on and after April 1, 1994. With regard to New York policies issued on and after April 1, 1994, any reference to "Company" refers exclusively to First Allmerica Financial Life Insurance Company.


FIXED ANNUITY PAYOUT: an annuity payout providing for payments which remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.


OWNER (OR YOU): the Owner of a Policy who may exercise all rights under the Policy, subject to the consent of any irrevocable beneficiary. After the Annuity Date, the Annuitant will be the Owner.



SEPARATE ACCOUNT: Separate Account VA-K of the Company, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: a subdivision of Separate Account VA-K investing exclusively in the shares of a corresponding investment series of Delaware Group Premium Fund, Inc.

SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee and surrender charge applicable upon surrender.


UNDERLYING SERIES: the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series of Delaware Group Premium Fund, Inc.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Series is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Series portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.


VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ANNUITY PAYOUT: an annuity payout providing for payments varying in amount in accordance with the investment experience of certain Underlying Series.

                          SUMMARY OF FEES AND EXPENSES



There are certain fees and expenses that you will bear under the Delaware Medallion I and II Policies. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Policy, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "B. Premium Taxes."



                                                     YEARS FROM
1. POLICY CHARGES:                                DATE OF PAYMENT     CHARGE
                                                  ----------------  -----------

SURRENDER CHARGE:*                                      0-3            7.0%
  This charge may be assessed upon surrender,            4             6.0%
  withdrawal or annuitization under any                  5             5.0%
  commutable period certain option or a                  6             4.0%
  noncommutable period certain option of less            7             3.0%
  than ten years. The charge is a percentage of     More than 7         0%
  payments applied to the amount surrendered (in
  excess of any amount that is free of surrender
  charge) within the indicated time period.

TRANSFER CHARGE:                                                       None
  The Company currently makes no charge for
  processing transfers and guarantees that the
  first 12 transfers in a Policy year will not
  be subject to a transfer charge. For each
  subsequent transfer, the Company reserves the
  right to assess a charge, guaranteed never to
  exceed $25, to reimburse the Company for the
  costs of processing the transfer.

ANNUAL POLICY FEE:                                                      $30
  The fee is deducted annually and upon
  surrender prior to the Annuity Date when
  Accumulated Value is $50,000 or less. The fee
  is waived for Policies issued to and
  maintained by the trustee of a 401(k) plan.

OPTIONAL RIDER CHARGES:
  (The annual charge is deducted on a monthly
  basis at the end of each month.)
  On an annual basis as a percentage of
  Accumulated Value, the charge is:
    Optional Minimum Guaranteed Annuity Payout                         0.25%
    Rider with a ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout                         0.15%
    Rider with a fifteen-year waiting period:

2. ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average
  daily net assets)
  Mortality and Expense Risk Charge:                                   1.25%
  Administrative Expense Charge:                                       0.15%
                                                                    -----------
  Total Asset Charges:                                                 1.40%

* From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Policies when (1) Policies are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2) where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED."



3.__ANNUAL FUND EXPENSES: The following table shows the expenses of the Underlying Series as a percentage of average net assets for the year ended December 31, 1998 (restated, if necessary, to reflect changes in expense limitations effective May 1, 1999). For more information concerning fees and expenses, see the prospectus of the Underlying Series.



                                                                     MANAGEMENT                             TOTAL FUND
                                                                   FEE (AFTER ANY     OTHER EXPENSES     EXPENSES (AFTER
                                                                      VOLUNTARY         (AFTER ANY         ANY WAIVERS/
FUND                                                                  WAIVERS)       REIMBURSEMENTS)     REIMBURSEMENTS)
-----------------------------------------------------------------  ---------------  ------------------  ------------------
Growth & Income Series...........................................         0.64%             0.11%              0.75%(2)
Devon Series.....................................................         0.65%             0.06%              0.71%(2)
DelCap Series....................................................         0.74%             0.11%              0.85%(1)(2)
Aggressive Growth Series(@)......................................         0.68%             0.17%              0.85%(1)(2)
Social Awareness Series..........................................         0.71%             0.14%              0.85%(1)(2)
REIT Series(@)...................................................         0.58%             0.27%              0.85%(1)(2)
Small Cap Value Series...........................................         0.75%             0.10%              0.85%(2)
Trend Series.....................................................         0.75%             0.10%              0.85%(2)
International Equity Series......................................         0.82%             0.13%              0.95%(1)(2)
Emerging Markets Series..........................................         1.08%             0.42%              1.50%(1)(2)
Delaware Balanced Series.........................................         0.65%             0.10%              0.75%(2)
Convertible Securities Series....................................         0.75%             0.07%              0.82%(2)
Delchester Series................................................         0.65%             0.10%              0.75%(2)
Capital Reserves Series..........................................         0.50%             0.19%              0.69%(2)
Strategic Income Series..........................................         0.64%             0.16%              0.80%(1)(2)
Cash Reserve Series..............................................         0.45%             0.09%              0.54%(2)
Global Bond Series...............................................         0.68%             0.17%              0.85%(1)(2)



(@) The Aggressive Growth Series had not commenced operations as of December 31, 1998. Expenses shown are based on estimated and annualized amounts. Actual expenses may be greater or less than shown. The REIT Series commenced operations on May 1, 1998. Expenses shown are based on annualized amounts.



(1) For the fiscal year ended December 31, 1998, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.86% for DelCap Series, 0.89% for Social Awareness Series, 1.02% for REIT Series, 1.67% for Emerging Markets Series, 0.81% for Strategic Income Series, 0.92% for Global Bond Series, 0.98% for International Equity Series and are anticipated to be 0.92% for Aggressive Growth Series.



(2) The investment adviser for the Growth & Income Series (formerly known as "Decatur Total Return Series"), Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series (formerly known as "Delaware Series"), Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities Series and Global Bond Series and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.



EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. As required by the rules of the Securities and Exchange Commission ("SEC"), the Policy fee has been reflected in the examples by a method intended to show the "average" impact of the Policy fee on an investment in the Separate Account. The total Policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.03%, and the amount of the Policy fee is assumed to be $0.30 in the examples. The Policy fee is deducted only when the Accumulated Value is $50,000 or less. Lower charges apply to Policies issued and maintained as part of a 401(k) plan. Because the expenses of the Underlying Series differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESSER THAN THOSE SHOWN.



(1)(a) If, at the end of the applicable time period, you surrender your Policy or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Rider:**



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      87    $     136    $     165    $     248
Devon Series.................................................................   $      86    $     135    $     163    $     244
DelCap Series................................................................   $      88    $     139    $     170    $     258
Aggressive Growth Series.....................................................   $      88    $     139    $     170    $     258
Social Awareness Series......................................................   $      88    $     139    $     170    $     258
REIT Series..................................................................   $      88    $     139    $     170    $     258
Small Cap Value Series.......................................................   $      88    $     139    $     170    $     258
Trend Series.................................................................   $      88    $     139    $     170    $     258
International Equity Series..................................................   $      88    $     141    $     175    $     268
Emerging Markets Series......................................................   $      94    $     157    $     203    $     322
Delaware Balanced Series.....................................................   $      87    $     136    $     165    $     248
Convertible Securities Series................................................   $      87    $     138    $     169    $     255
Delchester Series............................................................   $      87    $     136    $     165    $     248
Capital Reserves Series......................................................   $      86    $     134    $     162    $     242
Strategic Income Series......................................................   $      87    $     137    $     168    $     253
Cash Reserve Series..........................................................   $      85    $     130    $     155    $     226
Global Bond Series...........................................................   $      88    $     139    $     170    $     258

(1)(b) If, at the end of the applicable time period, you surrender your Policy or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      89    $     143    $     178    $     273
Devon Series.................................................................   $      89    $     142    $     176    $     269
DelCap Series................................................................   $      90    $     146    $     183    $     283
Aggressive Growth Series.....................................................   $      90    $     146    $     183    $     283
Social Awareness Series......................................................   $      90    $     146    $     183    $     283
REIT Series..................................................................   $      90    $     146    $     183    $     283
Small Cap Value Series.......................................................   $      90    $     146    $     183    $     283
Trend Series.................................................................   $      90    $     146    $     183    $     283
International Equity Series..................................................   $      91    $     148    $     188    $     293
Emerging Markets Series......................................................   $      96    $     164    $     214    $     345
Delaware Balanced Series.....................................................   $      89    $     143    $     178    $     273
Convertible Securities Series................................................   $      90    $     145    $     181    $     280
Delchester Series............................................................   $      89    $     143    $     178    $     273
Capital Reserves Series......................................................   $      88    $     141    $     175    $     267
Strategic Income Series......................................................   $      89    $     144    $     180    $     278
Cash Reserve Series..........................................................   $      87    $     137    $     167    $     252
Global Bond Series...........................................................   $      90    $     146    $     183    $     283



(2)(a) If, at the end of the applicable time period, you annuitize* under a life option or any noncommutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and no Rider:**



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      22    $      67    $     115    $     248
Devon Series.................................................................   $      21    $      66    $     113    $     244
DelCap Series................................................................   $      23    $      70    $     120    $     258
Aggressive Growth Series.....................................................   $      23    $      70    $     120    $     258
Social Awareness Series......................................................   $      23    $      70    $     120    $     258
REIT Series..................................................................   $      23    $      70    $     120    $     258
Small Cap Value Series.......................................................   $      23    $      70    $     120    $     258
Trend Series.................................................................   $      23    $      70    $     120    $     258
International Equity Series..................................................   $      24    $      73    $     125    $     268
Emerging Markets Series......................................................   $      29    $      90    $     153    $     322
Delaware Balanced Series.....................................................   $      22    $      67    $     115    $     248
Convertible Securities Series................................................   $      23    $      69    $     119    $     255
Delchester Series............................................................   $      22    $      67    $     115    $     248
Capital Reserves Series......................................................   $      21    $      65    $     112    $     242
Strategic Income Series......................................................   $      22    $      69    $     118    $     253
Cash Reserve Series..........................................................   $      20    $      61    $     105    $     226
Global Bond Series...........................................................   $      23    $      70    $     120    $     258

(2)(b) If, at the end of the applicable time period, you annuitize* under a life option or any noncommutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth & Income Series.......................................................   $      24    $      75    $     128    $     273
Devon Series.................................................................   $      24    $      74    $     126    $     269
DelCap Series................................................................   $      25    $      78    $     133    $     283
Aggressive Growth Series.....................................................   $      25    $      78    $     133    $     283
Social Awareness Series......................................................   $      25    $      78    $     133    $     283
REIT Series..................................................................   $      25    $      78    $     133    $     283
Small Cap Value Series.......................................................   $      25    $      78    $     133    $     283
Trend Series.................................................................   $      25    $      78    $     133    $     283
International Equity Series..................................................   $      26    $      81    $     138    $     293
Emerging Markets Series......................................................   $      32    $      97    $     165    $     345
Delaware Balanced Series.....................................................   $      24    $      75    $     128    $     273
Convertible Securities Series................................................   $      25    $      77    $     131    $     280
Delchester Series............................................................   $      24    $      75    $     128    $     273
Capital Reserves Series......................................................   $      24    $      73    $     125    $     267
Strategic Income Series......................................................   $      25    $      76    $     130    $     278
Cash Reserve Series..........................................................   $      22    $      68    $     117    $     252
Global Bond Series...........................................................   $      25    $      78    $     133    $     283



* The Policy fee is not deducted after annuitization. No surrender charge is assessed at the time of annuitization if you elect a life contingency option or a noncommutable period certain option of ten years or more.



** If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy.

                           SUMMARY OF POLICY FEATURES



INVESTMENT OPTIONS. Purchase payments may be allocated among the variable Sub-Accounts, which are subdivisions of Separate Account VA-K ("Separate Account"), a separate account of the Company and, where available, a fixed interest account ("General Account") of the Company (together "accounts"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the SEC. For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND, INC." For more information about the General Account see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."



Each Sub-Account available under the Policies invests its assets without a sales charge in a corresponding investment series of the Delaware Group Premium Fund, Inc. (the "Fund"). The Fund is an open-end, management investment company, consisting of 17 different series: the Growth & Income Series (formerly Decatur Total Return Series), Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series (formerly Delaware Series), Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series ("Underlying Series"). Each Underlying Series operates pursuant to different investment objectives, discussed below.


INVESTMENT IN THE SUB-ACCOUNTS. The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Series.

There can be no assurance that the investment objectives of the Underlying Series can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made. For more information about the investments of the Underlying Series, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND, INC." The accompanying prospectus of the Fund describes the investment objectives and risks of each of the Underlying Series.

Dividends or capital gains distributions received from an Underlying Series are reinvested in additional shares of that Underlying Series, which are retained as assets of the Sub-Account.


TRANSFERS AMONG ACCOUNTS. Prior to the Annuity Date, amounts may be transferred among the Sub-Accounts and, where available, between the General Account and the Sub-Accounts, subject to certain limitations described under "B. Transfer Privilege."


ANNUITY PAYMENTS. The Owner may select variable annuity payments based on certain Sub-Accounts, fixed-amount annuity payments, or a combination of fixed-amount and variable annuity payments. Fixed-amount annuity payments are guaranteed by the Company.


In addition, an optional Minimum Guaranteed Annuity Payout Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. See "J. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES." If elected, the Rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should the Rider be exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



    (a) the Accumulated Value, if applicable; or



    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest Accumulated Value on any Policy anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal


See "THE VARIABLE ANNUITY POLICIES" for information about annuity payment options, selecting the Annuity Date, and how annuity benefit payments are calculated.


CANCELLATION RIGHTS. An individual purchasing a Policy ("IRA") may cancel it within ten days of receipt. In certain states an Owner may have special cancellation rights. For more information about cancellation rights, see "RIGHT TO CANCEL OR SURRENDER."


PAYMENT MINIMUMS AND MAXIMUMS. Purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan, or a payroll deduction plan, each purchase payment must be at least $50. In cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, however, the Company may issue a Policy on the employee if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."


A.  SURRENDER CHARGES



No sales charge is deducted from purchase payments at the time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for seven full years.


B.  ANNUAL POLICY FEE


The Company will deduct a Policy fee equal to $30 from the Accumulated Value on the Policy anniversary, and upon full surrender of the Policy if the Accumulated Value on those dates is $50,000 or less. The Policy fee currently is waived for policies issued to a trustee of a 401(k) plan.


C.  PREMIUM TAXES

A deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes." Premium taxes may range from 0 to 3.5%.

D.  SEPARATE ACCOUNT ASSET CHARGES


The Company will deduct on a daily basis, an annual charge equal to 1.25% of the average daily net assets of each Sub-Account. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts on a daily basis, an annual charge of 0.15% of the average daily net assets in the Sub-Accounts.


E.  TRANSFER CHARGE

The Company currently makes no charge for transfers. The Company guarantees that the first 12 transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

F.  CHARGES OF THE UNDERLYING SERIES


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Series. These charges vary among the Underlying Series, and ranged in 1998 from an annual rate of 0.64% to an annual rate of 1.50% of average daily net assets.



G.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER CHARGE



Subject to state availability, the Owner may elect the following optional Rider. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.....      0.25%
Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting
  period...................................................................      0.15%



For a description of this Rider, see "E. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "J. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES."



SURRENDER OR PARTIAL REDEMPTIONS. At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its current value, minus the Policy fee and any applicable surrender charge, or to redeem a portion of the Policy's value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see "C. Surrender" and "D. Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," "A. Surrender Charge" under "CHARGES AND DEDUCTIONS," and "FEDERAL TAX CONSIDERATIONS."



DEATH BENEFIT. If the Annuitant or Owner dies before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant, the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy, or (2) the sum of the gross payments made under the Policy reduced proportionally to reflect all partial redemptions, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. Upon death of an Owner, who is not also the Annuitant, the death benefit is equal to the Accumulated Value of the Policy. (For differences under Delaware Medallion I, see APPENDIX B, #5.)



SALES OF POLICIES. The Policies were sold by agents of the Company who are authorized by applicable law to sell variable annuity policies. These agents are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. See "Sales Expense."

                            PERFORMANCE INFORMATION


Allmerica Financial Life Insurance and Annuity Company first offered Delaware Medallion II to the public in 1993 and Delaware Medallion I in 1992. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Series have been in existence. Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Policy, the Sub-Accounts and the Underlying Series. Performance results also assume that the Policy is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B, do not include the Policy fee and assume that the Policy is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.



The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage.


The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Series other than the Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Policy fee, the charges of the Underlying Series and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider Charge. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the Policy fee and assumes that the Policy is not surrendered at the end of the periods shown.


The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Series lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Series was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Policy.


For more detailed information about these performance calculations, including actual formulas, see the SAI. For performance of the Delaware Medallion I policy issued by First Allmerica Financial Life Insurance Company, see Appendix B.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING SERIES IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain policy features.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Series.

                               PERFORMANCE TABLES
           ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY --
                           DELAWARE MEDALLION I & II



                                    TABLE 1A
                      TOTAL ANNUAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                            TOTAL RETURN
                                                              SUB-ACCOUNT     FOR YEAR                    SINCE
                                                               INCEPTION       ENDED                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                         DATE         12/31/98      5 YEARS    SUB-ACCOUNT
-----------------------------------------------------------  -------------  ------------  -----------  ------------
Growth & Income Series.....................................       4/27/92         2.28%       16.37%        15.16%
Devon Series...............................................        5/1/97        15.25%       N/A           26.03%
DelCap Series..............................................        4/9/92         9.77%       11.70%        11.39%
Aggressive Growth Series...................................       N/A           N/A           N/A          N/A
Social Awareness Series....................................        5/1/97          6.81 %     N/A            21.17 %
REIT Series................................................        5/7/98       N/A           N/A           -15.59 %
Small Cap Value Series.....................................        1/2/94        -12.33 %     N/A            11.70 %
Trend Series...............................................      12/30/93          7.16 %      14.28 %       14.54 %
International Equity Series................................      10/29/92          1.58 %       7.91 %        8.91 %
Emerging Markets Series....................................        5/1/97        -37.64 %     N/A           -30.23 %
Delaware Balanced Series...................................       4/30/92          9.64 %      14.56 %       13.20 %
Convertible Securities Series..............................        5/1/97         -8.69 %     N/A             3.36 %
Delchester Series..........................................       4/27/92         -9.56 %       4.55 %        6.72 %
Capital Reserves Series....................................       4/30/92         -1.42 %       3.40 %        4.58 %
Strategic Income Series....................................        5/1/97         -5.19 %     N/A            -0.16 %
Cash Reserve Series........................................       4/22/92         -2.94 %       2.45 %        2.41 %
Global Bond Series.........................................        5/1/96         -0.39 %     N/A             3.66 %

                                    TABLE 1B
               SUPPLEMENTAL TOTAL ANNUAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
          (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO POLICY FEE)



                                                                            TOTAL RETURN
                                                              SUB-ACCOUNT     FOR YEAR                    SINCE
                                                               INCEPTION       ENDED                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                         DATE         12/31/98      5 YEARS    SUB-ACCOUNT
-----------------------------------------------------------  -------------  ------------  -----------  ------------
Growth & Income Series.....................................       4/27/92         9.80%       17.42%        15.85%
Devon Series...............................................        5/1/97        22.33%       N/A           29.68%
DelCap Series..............................................        4/9/92        17.17%       12.74%        12.01%
Aggressive Growth Series...................................       N/A           N/A           N/A          N/A
Social Awareness Series....................................        5/1/97         13.85 %     N/A            24.86 %
REIT Series................................................        5/7/98       N/A           N/A            -9.91 %
Small Cap Value Series.....................................        1/2/94         -6.11 %     N/A            12.56 %
Trend Series...............................................      12/30/93         14.43 %      15.10 %       15.27 %
International Equity Series................................      10/29/92          8.80 %       9.01 %        9.61 %
Emerging Markets Series....................................        5/1/97        -33.42 %     N/A           -27.42 %
Delaware Balanced Series...................................       4/30/92         16.98 %      15.43 %       13.72 %
Convertible Securities Series..............................        5/1/97         -2.54 %     N/A             7.42 %
Delchester Series..........................................       4/27/92         -3.19 %       5.65 %        7.28 %
Capital Reserves Series....................................       4/30/92          5.29 %       4.36 %        5.02 %
Strategic Income Series....................................        5/1/97          1.21 %     N/A             3.84 %
Cash Reserve Series........................................       4/22/92          3.63 %       3.40 %        2.85 %
Global Bond Series.........................................        5/1/96          6.33 %     N/A             6.11 %

                                    TABLE 2A
                      TOTAL ANNUAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                            TOTAL RETURN                  SINCE
                                                                              FOR YEAR                 INCEPTION OF
                                                           UNDERLYING FUND     ENDED                    UNDERLYING
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                   INCEPTION DATE     12/31/98      5 YEARS        FUND
---------------------------------------------------------  ---------------  ------------  -----------  ------------
Growth & Income Series...................................        7/28/88          2.28%       16.37%        11.22%
Devon Series.............................................         5/1/97         15.25%       N/A           26.03%
DelCap Series............................................        7/12/91          9.77%       11.70%        10.79%
Aggressive Growth Series.................................        N/A            N/A           N/A          N/A
Social Awareness Series..................................         5/1/97           6.81 %     N/A            21.17 %
REIT Series..............................................         5/1/98        N/A           N/A           -15.21 %
Small Cap Value Series...................................       12/27/93         -12.33 %      11.69 %       11.75 %
Trend Series.............................................       12/27/93           7.16 %      14.28 %       14.51 %
International Equity Series..............................       10/29/92           1.58 %       7.91 %        8.91 %
Emerging Markets Series..................................         5/1/97         -37.64 %     N/A           -30.23 %
Delaware Balanced Series.................................        7/28/88           9.64 %      14.56 %       12.95 %
Convertible Securities Series............................         5/1/97          -8.69 %     N/A             3.36 %
Delchester Series........................................        7/28/88          -9.56 %       4.55 %        7.71 %
Capital Reserves Series..................................        7/28/88          -1.42 %       3.40 %        5.38 %
Strategic Income Series..................................         5/1/97          -5.19 %     N/A            -0.16 %
Cash Reserve Series......................................        7/28/88          -2.94 %       2.45 %        3.65 %
Global Bond Series.......................................         5/1/96          -0.39 %     N/A             3.66 %

                                    TABLE 2B
                SUPPLEMENTAL TOTAL ANNUAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
          (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO POLICY FEE)



                                                                            TOTAL RETURN                  SINCE
                                                                              FOR YEAR                 INCEPTION OF
                                                           UNDERLYING FUND     ENDED                    UNDERLYING
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                   INCEPTION DATE     12/31/98      5 YEARS        FUND
---------------------------------------------------------  ---------------  ------------  -----------  ------------
Growth & Income Series...................................        7/28/88          9.80%       17.42%        11.72%
Devon Series.............................................         5/1/97         22.33%       N/A           29.68%
DelCap Series............................................        7/12/91         17.17%       12.74%        11.19%
Aggressive Growth Series.................................        N/A            N/A           N/A          N/A
Social Awareness Series..................................         5/1/97          13.85 %     N/A            24.86 %
REIT Series..............................................         5/1/98        N/A           N/A            -9.84 %
Small Cap Value Series...................................       12/27/93          -6.11 %      12.55 %       12.52 %
Trend Series.............................................       12/27/93          14.43 %      15.10 %       15.24 %
International Equity Series..............................       10/29/92           8.80 %       9.01 %        9.61 %
Emerging Markets Series..................................         5/1/97         -33.42 %     N/A           -27.42 %
Delaware Balanced Series.................................        7/28/88          16.98 %      15.43 %       13.19 %
Convertible Securities Series............................         5/1/97          -2.54 %     N/A             7.42 %
Delchester Series........................................        7/28/88          -3.19 %       5.65 %        7.95 %
Capital Reserves Series..................................        7/28/88           5.29 %       4.36 %        5.46 %
Strategic Income Series..................................         5/1/97           1.21 %     N/A             3.84 %
Cash Reserve Series......................................        7/28/88           3.63 %       3.40 %        3.70 %
Global Bond Series.......................................         5/1/96           6.33 %     N/A             6.11 %

                              WHAT IS AN ANNUITY?


In general, an annuity is a policy designed to provide a retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments," and the individual receiving the payments is called the "annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.


Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity benefit payments will continue for the life of the annuitant, regardless of how long the annuitant lives or how long all annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.


The Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the annuitant for life or for such other period chosen by the Owner. In the case of a "fixed" annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."


With a variable annuity, the value of the policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the policy and in the annuity payments. If the portfolio increases in value, the value of the policy increases. If the portfolio decreases in value, the value of the policy decreases.


                          RIGHT TO CANCEL OR SURRENDER



The Owner may cancel the Policy at any time between the date of the application and the date ten days (or the number of days required by state law if more than ten) after receipt of the Policy. Within seven days of receipt of the cancellation request, the Company will return an amount equal to the sum of (1) the difference between the gross payment(s) received and any amounts allocated to the Sub-Accounts, and (2) the Accumulated Value of amounts allocated to the Sub-Accounts as of the date the request is received. If the Policy was purchased as an IRA or if required by state law, the Company will refund the greater of the amount described above or the entire purchase payment. In order to cancel the Policy, the Owner must mail or deliver the Policy (if it has already been received) to the agent through whom the Policy was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any authorized representative of the Company. Mailing or delivery must occur on or before ten days after receipt of the Policy for revocation to be effective.


The liability of the Separate Accounts under this provision is limited to the Owner's Accumulated Value in each Separate Account on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

The refund of any premium paid by check may be delayed until the check has cleared the Owner's bank.

             DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND
                       DELAWARE GROUP PREMIUM FUND, INC.


THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force.



Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries (including the Company) had over $27 billion in combined assets and over $48 billion in life insurance in force.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.


THE SEPARATE ACCOUNT. Separate Account VA-K (the "Separate Account") is a separate investment account of the Company. The assets used to fund the variable portions of the Policies are set aside in the Sub-Accounts of the Separate Account, and are kept separate from the general assets of the Company. There are 17 Sub-Accounts available under the Policies. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Obligations under the Policies are obligations of the Company. Under Delaware law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.



The Board of Directors of the Company authorized the Separate Account on November 1, 1990. The Separate Account meets the definition of a "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.


THE COMPANY OFFERS OTHER VARIABLE ANNUITY CONTRACTS INVESTING IN THE SEPARATE ACCOUNT WHICH ARE NOT DISCUSSED IN THIS PROSPECTUS. THE SEPARATE ACCOUNT ALSO INVESTS IN OTHER UNDERLYING FUNDS WHICH ARE NOT AVAILABLE TO THE POLICIES DESCRIBED IN THIS PROSPECTUS.


DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. (the "Fund") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund or its separate investment series. The Fund was established to serve as an investment medium for separate accounts supporting variable insurance policies. The Fund currently has 17 investment portfolios ("Underlying Series"), each issuing a series of shares:
Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series. The assets of each Underlying Series are held separate from the assets of the other Underlying Series. Each Underlying Series operates as a separate investment vehicle, and the income or losses of one have no effect on the investment performance of another Underlying Series. Shares of the Underlying Series are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Growth & Income Series, Devon Series, DelCap Series, Aggressive Growth Series, Social Awareness Series, Small Cap Value Series, REIT Series, Trend Series, Delaware Balanced Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Series is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING SERIES, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING SERIES MAY BE FOUND IN THE PROSPECTUS OF THE FUND, WHICH ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The SAI of the Fund is available upon request.


GROWTH & INCOME SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series formerly was known as Decatur Total Return Series.



DEVON SERIES -- seeks current income and capital appreciation. It seeks to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes exhibit the potential for above-average dividend increases over time.


DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.


AGGRESSIVE GROWTH SERIES -- seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth.



SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.



REIT SERIES -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.


SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market.

TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.


EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The

Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.


DELAWARE BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series formerly was known as Delaware Series.


CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, including privately placed convertible securities.

DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series.

CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


STRATEGIC INCOME SERIES -- seeks high current income and total return. It seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Series also may invest in U.S. equity securities.



CASH RESERVE SERIES -- a money market fund which seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.


GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Underlying Series will be met. In the event of a material change in the investment policy of a Sub-Account or the Underlying Series in which it invests, you will be notified of the change. If you have Policy value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account, where available. The Company must receive your written request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

                    INVESTMENT ADVISORY SERVICES TO THE FUND


Investment advisers are paid an annual fee based on the average daily net assets of their respective Underlying Series for management services. The Cash Reserve Series management fee rate is as follows: 0.45% on the first $500 million, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on assets in excess of $2,500 million; the Capital Reserves Series management fee rate is as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on assets in excess of $2,500 million; the Growth & Income Series, Delchester Series, Delaware Balanced Series, Devon Series and Strategic Income Series management fee rate is as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on assets in excess of $2,500 million; the DelCap Series, Aggressive Growth Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series, Convertible Securities Series and Global Bond Series management fee rate is as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on assets in excess of $2,500 million; the International Equity Series management fee rate is as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on assets in excess of $2,500 million; and the Emerging Markets Series management fee rate is as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on assets in excess of $2,500 million.


                             CHARGES AND DEDUCTIONS

Deductions under the Policies and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Series are described in the Prospectus and SAI of the Fund.


A.  SURRENDER CHARGE



No charge for sales expense is deducted from purchase payments at the time the payments are made. A surrender charge is deducted from the Accumulated Value of the Policy, however, in the case of surrender and/ or partial redemption of the Policy or at the time annuity benefit payments begin, within certain time limits described below.



For purposes of determining the surrender charge, the Policy Value is divided into three categories: (1) New Payments -- purchase payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- purchase payments invested in the Policy for more than seven years; and (3) the amount available under the Free Withdrawal provision. See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.



Subject to state law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 20, 1993 where the Owner and Annuitant as of the date of application are both within the following class of individuals: All employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company to sell the Policies; all officers, directors, trustees and bona fide full-time employees (including former officers and directors and former employees who had been employed for at least ten years) of Delaware Management, its affiliates and subsidiaries, and of any Underlying Series; and any spouses of the above persons or any children or other legal dependents of the above persons who are under the age of 21. Any elimination of or reduction in the amount or duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.



CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Any Free Withdrawal Amount is deducted first as described below. Additional amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the FIFO method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


  YEARS FROM      CHARGE AS PERCENTAGE OF
DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
---------------  -------------------------
     0 - 3                      7%
       4                        6%
       5                        5%
       6                        4%
       7                        3%
  More than 7                   0%


The amount redeemed equals the amount requested by the Owner plus the charge, if any, which is applied against the amount requested. For example, if the applicable charge is 7% and the Owner has requested $200, the Owner will receive $200 and the charge will be $14 (assuming no Free Withdrawal Amount, discussed below) for a total withdrawal of $214. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.



In Maryland, a different surrender charge applies to monies in the General Account. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."



FREE WITHDRAWAL AMOUNTS. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):


    Where (1) is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings");


    Where (2) is:  10% of the Accumulated Value as of the Valuation Date
                   coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;


    Where (3) is:  The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 10% of Accumulated Value ($1,500); or

    (3) LED of 10.2% of Accumulated Value ($1,530).


The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Policy according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.



The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.



(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Policies in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)


The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.


SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Policy, net of the applicable surrender charge on New Payments, the Policy fee, and any tax withholding, if applicable. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.



Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.


For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "C. Surrender" and "D. Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," and see "FEDERAL TAX CONSIDERATIONS."


CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options) or involving a non-commutable period certain of a duration of ten years or more.


SALES EXPENSE. The Company pays sales commissions, not to exceed 6.5% of purchase payments, to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.



The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of policy value.


B. PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge is deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

    (2) the premium tax charge is deducted when annuity benefit payments begin. If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C. POLICY FEE


The Company deducts a $30 Policy fee on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee currently is waived for Policies issued to a trustee of a 401(k) plan.


Where Policy value has been allocated to more than one account (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the Policy value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Policy value in that account represents of the total Accumulated Value under the Policy. The deduction of the Policy fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

D. ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS


MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's special death benefit guarantee and its guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.


The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's average daily net assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.


ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account available under the Policies with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation period and the annuity period. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Policy and the amount of expenses actually attributable to that Policy.

Deductions for the Policy fee (described under "C. Policy Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.


TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first 12 transfers in a Policy year will be free of charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy year to reimburse it for the expense of processing transfers. For more information, see "B. Transfer Privilege" under "THE VARIABLE ANNUITY POLICIES."


OTHER CHARGES. Because the Sub-Accounts purchase shares of the Fund, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Series. The prospectus and SAI of the Fund contain additional information concerning expenses of the Underlying Series.


E. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE



Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of the applicable annual rate (see table below) is made against the Accumulated Value of the Policy at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts and the Fixed Interest Account (based on the relative value that the Accumulation Units of the Sub-Accounts and the dollar amounts in the Fixed Interest Account bear to the Accumulated Value).



The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with ten-year waiting period.......      0.25%
Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period...      0.15%



For a description of the Rider, see "J. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES," below.


                         THE VARIABLE ANNUITY POLICIES


The Policies are designed for use in connection with several types of retirement plans, as well as for individual use. Participants under such plans, as well as Owners, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.


The Policies offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc. and certain independent broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The principal underwriter of the Policies is Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA, 01653, an indirect wholly owned subsidiary of First Allmerica. Owners may direct any inquiries to Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653.

A. PURCHASE PAYMENTS


Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its Principal Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the Accounts, the initial purchase payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding underwriting requirements. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Principal Office on the basis of accumulation unit value next determined after receipt.



Payments may be made to the Policy at any time prior to the Annuity Date, subject to certain minimums. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more accounts, a net amount of at least $10 of each payment must be allocated to each account.


Generally, payments will be allocated among the Sub-Accounts according to the Owner's instructions when the Policy is issued. The Owner may change allocation instructions for new payments pursuant to written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number or PIN number. All transfer instructions by telephone are tape-recorded.


B. TRANSFER PRIVILEGE


At any time prior to the Annuity Date, subject to the Company's then current rules, an Owner may have amounts transferred among the Sub-Accounts or between a Sub-Account and the General Account, where available. As of the date of this Prospectus, transfers may be made to and among all of the available Sub-Accounts. However, should additional funds be added to the Policy, the Company reserves the right to limit the number of Sub-Accounts which may be used during the life of the Policy. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written request or, if a properly completed authorization is on file, pursuant to a telephone request.



Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers.


Except for transfers made under the automatic transfer option (DOLLAR COST AVERAGING) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day "window" period, any amount (up to 100%) of the policy value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The Owner may elect automatic transfers of a pre-determined dollar amount (DOLLAR COST AVERAGING), not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Capital Reserve Series, the Strategic Income Series, or the Cash Reserve Series (the "source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or, if applicable, the Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made on a monthly, bi-monthly or quarterly basis provided that
(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer; (2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer and (3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.


The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancings effected in a Policy year under that request count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Policy year. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.


C. SURRENDER


At any time prior to the Annuity Date, an Owner may surrender the Policy and receive its Surrender Value. The Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company to the Principal Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Principal Office.



Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last seven full Policy years. See "CHARGES AND DEDUCTIONS." The Policy fee will be deducted upon surrender of the Policy.



After the Annuity Date, only Policies annuitized under a commutable period certain option (as in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.


Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.


The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.


The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

D. PARTIAL REDEMPTION


At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Owner must file a signed, written request for redemption, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Principal Office.

Each partial redemption must be in a minimum amount of $100. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "C. Surrender."

After the Annuity Date, only Policies under which a period certain option has been elected may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

E. DEATH BENEFIT


If the Annuitant dies (or an Owner predeceases the Annuitant) before the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in "F. The Spouse of the Owner as Beneficiary." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of
(1) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office, or (2) the total amount of gross payments made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. A partial withdrawal will reduce the gross payments available as a death benefit under (2) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.


A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

    (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

    (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

    (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.


With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Principal Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA, See "F. The Spouse of the Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.


If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

F. THE SPOUSE OF THE OWNER AS BENEFICIARY


The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.


G. ASSIGNMENT

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see "FEDERAL TAX CONSIDERATIONS."

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

H. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.


The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the maximum annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.


If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.


If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.


I. DESCRIPTION OF VARIABLE ANNUITY OPTIONS


The Company currently provides the variable annuity options described below. Variable annuity options may be funded through the Growth & Income Series, the Capital Reserves Series and the Delaware Balanced Series.


The Company also provides fixed-amount annuity options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.


OPTION I -- VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED. A variable annuity payable periodically during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.



OPTION II -- VARIABLE LIFE ANNUITY. A variable annuity payable during the lifetime of the payee only. It would be possible under this option for the payee to receive only one annuity benefit payment if the payee dies prior to the due date of the second annuity payment, two annuity benefit payments if the payee dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the payee, no matter how long he or she lives.



OPTION III -- UNIT REFUND VARIABLE LIFE ANNUITY. A variable annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then monthly variable annuity payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).


Where:

    (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

    (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.


OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.



OPTION V -- PERIOD CERTAIN VARIABLE ANNUITY. A variable annuity payable for a stipulated number of years ranging from one to 30 years. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, if specifically requested at the time benefits begin.



It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.



J. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER



An optional Minimum Guaranteed Annuity Payout Rider is available in most jurisdictions for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



    (a) the Accumulated Value, if applicable; or



    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest Accumulated Value on any Policy anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal

           ----------------------------------------------------------


        Accumulated Value determined immediately prior to the withdrawal



CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.



- The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.



EXERCISING THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.



- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "I. Description of Variable Annuity Options."



- The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.



TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Policy anniversary after the effective date of the Rider unless such termination occurs on or within thirty days after any Policy anniversary or in conjunction with the repurchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

- After the seventh Policy anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.



- The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Policy anniversary.



- Other than in the event of a repurchase, once terminated the Rider may not be purchased again.



- The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable if the Policy is not continued under "F. The Spouse of the Owner as Beneficiary" (See THE VARIABLE ANNUITY POLICIES").



From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Policy during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.



For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under one Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.



                  GUARANTEED
     POLICY         MINIMUM       GUARANTEED
  ANNIVERSARY       BENEFIT     MINIMUM ANNUAL
  AT EXERCISE        BASE         INCOME(1)
----------------  -----------
       10          $ 162,889      $   12,153
       15          $ 207,892      $   17,695



(1) Other fixed annuity options involving a life contingency other than Life Annuity With 120 Monthly Payments Guaranteed are available. See "I. Description of Variable Annuity Payout Options."



The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Minimum Guaranteed Annuity Payout Benefit Base.


K. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on
(1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

L.  COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS


DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "K. NORRIS Decision" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.



The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:



    - For life annuity options and noncommutable period certain options of ten years or more (six or more years under New York Policies), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



    - For commutable period certain options and any period certain option of less than ten years (less than six years under New York Policies), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



    - For a death benefit annuity, the annuity value will be the amount of the death benefit.



The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.



THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.



DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.



DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected

Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.



The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.



For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.



If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit
Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "J. Optional Minimum Guaranteed Annuity Payout Rider" above.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Policy.

It should be recognized that the following discussion of federal income tax aspects of amounts received under variable annuity policies is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

The Company intends to make a charge for any effect which the income, assets, or existence of the Policy, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than

90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract and therefore, the income on a policy, for any taxable year of an owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Series of Delaware Group Premium Fund, Inc., in this Contract will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.



In addition, traditionally in order for a variable annuity policy to qualify for tax deferral, the Company, and not the variable policy owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity policy owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity policy owner may be considered the owner of segregated account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Policy as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity policies.


A. QUALIFIED AND NON-QUALIFIED POLICIES

From a federal tax viewpoint there are two types of variable annuity policies:
"qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B. TAXATION OF THE POLICIES IN GENERAL


The Company believes that the Policy described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity policy under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Annuitant's 85th birthday, it is possible that the Policy may not be considered an annuity for tax purposes and therefore, the Owner may be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisers for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.


WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Policy's Accumulated Value is not taxable to the Owner until it is withdrawn from the Policy. If the Policy is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Policy will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity policy prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the policy over the taxpayer's "investment in the policy." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Policy" is the total of all payments to the Policy which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same owner during a single calendar year be treated as one policy in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the annuitant dies before the cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2. or if the withdrawal follows the death of the Owner (or, if the owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.


In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.


ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity policies owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity policies for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity policies purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity policy under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity policies. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28,

1986, however, a policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified policies and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified policies. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Policy made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity policy used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity policy for use in funding a qualified plan, more specific information should be obtained.

A qualified Policy may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to a non-qualified Owner. Individuals purchasing a qualified Policy should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Policy as described in this Prospectus. See "RIGHT TO CANCEL OR SURRENDER."


Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA policies should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the policies.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA policy after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA policy issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                        LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions. The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.


                             STATEMENTS AND REPORTS



An Owner is sent a report semi-annually which provides certain financial information about the Underlying Series. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting Policy Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Series are no longer available for investment or if, in the Company's judgment further investment in any Underlying Series should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Series and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Series or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Series are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance Owners or variable annuity Owners. Although the Company and the Fund do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the Trustees of the Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Policy to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.


The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from Separate Account VA-K or any Sub-Account to another of the Company's separate accounts or sub-accounts having assets of the same class,
(2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act, and (4) to substitute the shares of any other registered investment company for the Underlying Series shares held by a Sub-Account, in the event that Underlying Series shares are unavailable for investment, or if the Company determines that further investment in such Underlying Series shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account or of the Sub-Accounts.


                                 VOTING RIGHTS

The Company will vote Underlying Series shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Series, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Series.

During the accumulation period, the number of Underlying Series shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Series share.

During the annuity period, the number of Underlying Series shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Series share. Ordinarily, the Annuitant's voting interest in the Underlying Series will decrease as the reserve for the variable annuity is depleted.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policies to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation. Including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 LEGAL MATTERS


There are no legal proceedings pending to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.



                              YEAR 2000 COMPLIANCE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year

2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity Policy and the General Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT OF THE COMPANY ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account, where available, become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account, where available. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest.

Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


If the Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than seven full Policy years.



If the Policy was issued in Maryland on Form No. A3022-93 (Delaware Medallion
II), the following surrender charge table applies to monies in the General Account, rather than the surrender charge table shown in "CHARGES AND DEDUCTION," "A. Surrender Charge" (which applies to monies in the Separate Account):


  YEARS FROM     CHARGE AS PERCENTAGE OF
DATE OF PAYMENT  NEW PAYMENTS WITHDRAWN
---------------  -----------------------
      0-3                  7%
       4                   6%
       5                   5%
       6                   4%
       7                   3%
       8                   2%
       9                   1%
  More Than 9           No Charge

                                   APPENDIX B
                    INFORMATION APPLICABLE ONLY TO OWNERS OF
                              DELAWARE MEDALLION I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (POLICY FORM A3019-92)
   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (POLICY FORM A3019-94GRC)



Delaware Medallion I policies issued on Form No. A3019-92 were issued solely by Allmerica Financial Life Insurance and Annuity Company (Allmerica Financial) until March 31, 1994. On and after April 1, 1994, all Delaware Medallion I policies sold in New York were issued on Form No. A3019-94GRC by First Allmerica Financial Life Insurance Company ("First Allmerica"). Delaware Medallion I policies are no longer available for sale in any jurisdiction.



The Delaware Medallion I policies are substantially similar to the Policies described in the body of this Prospectus except for the addition/substitution of the following:



1. (For Owners of A3019-94GRC the following is added to "THE DESCRIPTION OF THE COMPANY"). The issuer of the policy is First Allmerica rather than Allmerica Financial. First Allmerica, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, Telephone 508-855-1000.



First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.



First Allmerica is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.



2. (Substitute the following provision under "Free Withdrawal Amounts") Under all Delaware Medallion I policies, the Free Withdrawal Amount is the greater of
(1) 10% of the Accumulated Value as of December 31 of the previous calendar year or (2) the Company's life expectancy distribution, if applicable. The Free Withdrawal Amount is deducted from Old Payments first, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first out ("FIFO") method of Accounting (LIFO or last-in-last-out method in New Jersey.)



3. Add "and New York" after the word "Texas" in the second and fourth line of the third paragraph under "B. Transfer Privilege."



4. Add the following sentence as the second sentence in the second paragraph under "Life Expectancy Distributions": For policies issued in New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the policy, at which time an Annuity Option must be selected.



5. The guaranteed death benefit under Delaware Medallion II policies is reduced proportionately to reflect a withdrawal (in the same proportion that the Accumulated Value was reduced by the withdrawal). Under all Delaware Medallion I policies, the guaranteed death benefit is simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the guaranteed death benefit. Additionally, the stepped-up death benefit applies to the most recent fifth year policy anniversary under Delaware Medallion II and applies to the most recent seventh year policy anniversary under Delaware Medallion I. As such, the description of the death benefit is revised as follows:



    Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office; or (2) the total amount of gross payments made under the Policy less the amount of all prior partial withdrawals; or (3) the death benefit that would have been payable on the most recent seventh year Policy anniversary.



6. For Owners of First Allmerica Delaware Medallion I Form A3019-94GRC the minimum interest rate credited to amounts allocated to the General Account is 3% compounded annually. For Owners of Allmerica Financial Delaware Medallion I Form A3019-92 the minimum interest rate credited to amounts allocated to the General Account is 5% for the first five policy years, and 3.5% thereafter.



7. If you surrender the Policy or annuitize under a period certain option at the end of one, three, five or ten years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets are the same in years one and ten as shown in the expense example (1)(a) and if you surrender the Policy or annuitize under a period certain option at the end of one, three, five or ten years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) are the same in years one and ten as shown in the expense example (1)(b) under "ANNUAL AND TRANSACTION EXPENSE" but Delaware I may be one to two dollars higher in years three and five under examples (1)(a) and (1)(b) than Delaware Medallion II due to differences in the Free Withdrawal calculation. The expense numbers for years three and five under Delaware Medallion I are as follows:



(1)(a)



                                                                                                    3 YEARS      5 YEARS
                                                                                                  -----------  -----------
Growth and Income Series........................................................................   $     130    $     160
Devon Series....................................................................................   $     129    $     158
DelCap Series...................................................................................   $     133    $     165
Aggressive Growth Series........................................................................   $     133    $     165
Social Awareness Series.........................................................................   $     133    $     165
REIT Series.....................................................................................   $     133    $     165
Small Cap Value Series..........................................................................   $     133    $     165
Trend Series....................................................................................   $     133    $     165
International Equity Series.....................................................................   $     136    $     170
Emerging Markets Series.........................................................................   $     152    $     197
Delaware Balanced Series........................................................................   $     130    $     160
Convertible Securities Series...................................................................   $     132    $     163
Delchester Series...............................................................................   $     130    $     160
Capital Reserves Series.........................................................................   $     128    $     157
Strategic Income Series.........................................................................   $     131    $     162
Cash Reserve Series.............................................................................   $     123    $     149
Global Bond Series..............................................................................   $     133    $     165

(1)(b)



                                                                                                    3 YEARS      5 YEARS
                                                                                                  -----------  -----------
Growth and Income Series........................................................................   $     137    $     172
Devon Series....................................................................................   $     136    $     170
DelCap Series...................................................................................   $     140    $     177
Aggressive Growth Series........................................................................   $     140    $     177
Social Awareness Series.........................................................................   $     140    $     177
REIT Series.....................................................................................   $     140    $     177
Small Cap Value Series..........................................................................   $     140    $     177
Trend Series....................................................................................   $     140    $     177
International Equity Series.....................................................................   $     143    $     182
Emerging Markets Series.........................................................................   $     160    $     210
Delaware Balanced Series........................................................................   $     137    $     172
Convertible Securities Series...................................................................   $     140    $     176
Delchester Series...............................................................................   $     137    $     172
Capital Reserves Series.........................................................................   $     136    $     169
Strategic Income Series.........................................................................   $     139    $     175
Cash Reserve Series.............................................................................   $     131    $     162
Global Bond Series..............................................................................   $     140    $     177



Expense examples (2)(a) and (2)(b) on pages 9 and 10 are the same for both Delaware Medallion I and Delaware Medallion II.

                               PERFORMANCE TABLES
              FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY --
                              DELAWARE MEDALLION I



                                    TABLE 1A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                              TOTAL RETURN
                                                                SUB-ACCOUNT     FOR YEAR                  SINCE
SUB-ACCOUNT INVESTING IN                                         INCEPTION       ENDED                 INCEPTION OF
UNDERLYING FUND                                                    DATE         12/31/98     5 YEARS   SUB-ACCOUNT
-------------------------------------------------------------  -------------  ------------  ---------  ------------
Growth & Income Series.......................................       5/1/94          2.32%      N/A          18.31%
Devon Series.................................................       5/1/97         15.21%      N/A          25.97%
DelCap Series................................................      4/20/94          9.90%      N/A          14.06%
Aggressive Growth Series.....................................       N/A           N/A          N/A         N/A
Social Awareness Series......................................       5/1/97          6.80  %    N/A           21.14 %
REIT Series..................................................       N/A           N/A          N/A         N/A
Small Cap Value Series.......................................      5/11/94        -12.28  %    N/A           12.87 %
Trend Series.................................................      5/11/94          7.14  %    N/A           16.48 %
International Equity Series..................................      4/20/94          1.64  %    N/A            8.19 %
Emerging Markets Series......................................       5/1/97        -37.62  %    N/A          -36.40 %
Delaware Balanced Series.....................................      4/20/94          9.69  %    N/A           15.80 %
Convertible Securities Series................................       5/1/97         -8.71  %    N/A            3.33 %
Delchester Series............................................      5/23/94         -9.67  %    N/A            5.41 %
Capital Reserves Series......................................      6/23/94         -1.42  %    N/A            4.57 %
Strategic Income Series......................................       5/1/97         -5.29  %    N/A           -0.27 %
Cash Reserve Series..........................................       4/7/94         -2.97  %    N/A            2.56 %
Global Bond Series...........................................       5/1/96         -0.37  %    N/A            3.68 %



                                    TABLE 1B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR
                        PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
          (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO POLICY FEE)



                                                                              TOTAL RETURN
                                                                                FOR YEAR                  SINCE
                                                             UNDERLYING FUND     ENDED                 INCEPTION OF
NAME OF UNDERLYING FUND                                      INCEPTION DATE     12/31/98     5 YEARS   SUB-ACCOUNT
-----------------------------------------------------------  ---------------  ------------  ---------  ------------
Growth & Income Series.....................................        5/1/94           9.81%      N/A          19.33%
Devon Series...............................................        5/1/97          22.34%      N/A          29.66%
DelCap Series..............................................       4/20/94          17.17%      N/A          15.01%
Aggressive Growth Series...................................        N/A            N/A          N/A         N/A
Social Awareness Series....................................         5/1/97         13.86  %    N/A           24.86 %
REIT Series................................................        N/A            N/A          N/A         N/A
Small Cap Value Series.....................................        5/11/94         -6.11  %    N/A           13.77 %
Trend Series...............................................        5/11/94         14.45  %    N/A           17.39 %
International Equity Series................................        4/20/94          8.80  %    N/A            9.43 %
Emerging Markets Series....................................         5/1/97        -33.41  %    N/A          -33.85 %
Delaware Balanced Series...................................        4/20/94         16.98  %    N/A           16.67 %
Convertible Securities Series..............................         5/1/97         -2.54  %    N/A            7.41 %
Delchester Series..........................................        5/23/94         -3.19  %    N/A            6.66 %
Capital Reserves Series....................................        6/23/94          5.29  %    N/A            5.57 %
Strategic Income Series....................................         5/1/97          1.21  %    N/A            3.85 %
Cash Reserve Series........................................         4/7/94          3.62  %    N/A            3.54 %
Global Bond Series.........................................         5/1/96          6.33  %    N/A            6.11 %

                                    TABLE 2A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                             TOTAL RETURN                  SINCE
                                                               SUB-ACCOUNT     FOR YEAR                 INCEPTION OF
SUB-ACCOUNT INVESTING IN                                        INCEPTION       ENDED                    UNDERLYING
UNDERLYING FUND                                                   DATE         12/31/98      5 YEARS        FUND
------------------------------------------------------------  -------------  ------------  -----------  ------------
Growth & Income Series......................................       7/28/88         2.32%       16.37%        11.22%
Devon Series................................................        5/1/97        15.21%       N/A           25.97%
DelCap Series...............................................       7/12/91         9.90%       11.81%        10.88%
Aggressive Growth Series....................................       N/A           N/A           N/A          N/A
Social Awareness Series.....................................        5/1/97         6.80  %     N/A            21.14 %
REIT Series.................................................        5/1/98       N/A           N/A           -15.21 %
Small Cap Value Series......................................      12/27/93       -12.28  %      11.69 %       11.75 %
Trend Series................................................      12/27/93         7.14  %      14.28 %       14.51 %
International Equity Series.................................      10/29/92         1.64  %       7.91 %        8.91 %
Emerging Markets Series.....................................        5/1/97       -37.62  %     N/A           -36.40 %
Delaware Balanced Series....................................       7/28/88         9.69  %      14.56 %       12.95 %
Convertible Securities Series...............................        5/1/97        -8.71  %     N/A             3.33 %
Delchester Series...........................................       7/28/88        -9.67  %       4.55 %        7.71 %
Capital Reserves Series.....................................       7/28/88        -1.42  %       3.40 %        5.38 %
Strategic Income Series.....................................        5/1/97        -5.29  %     N/A            -0.27 %
Cash Reserve Series.........................................       7/28/88        -2.97  %       2.50 %        3.69 %
Global Bond Series..........................................        5/1/96        -0.37  %     N/A             3.68 %



                                    TABLE 2B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR
                        PERIODS ENDING DECEMBER 31, 1998
                       SINCE INCEPTION OF UNDERLYING FUND
          (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO POLICY FEE)



                                                                         TOTAL RETURN
                                                                           FOR YEAR                      SINCE
                                                        UNDERLYING FUND     ENDED                    INCEPTION OF
NAME OF UNDERLYING FUND                                 INCEPTION DATE     12/31/98      5 YEARS    UNDERLYING FUND
------------------------------------------------------  ---------------  ------------  -----------  ---------------
Growth & Income Series................................        7/28/88          9.81%       17.42%         11.72%
Devon Series..........................................         5/1/97         22.34%       N/A            29.66%
DelCap Series.........................................        7/12/91         17.17%       12.76%         11.20%
Aggressive Growth Series..............................        N/A            N/A           N/A            N/A
Social Awareness Series...............................         5/1/97         13.86  %     N/A             24.86   %
REIT Series...........................................         5/1/98        N/A           N/A             -9.84   %
Small Cap Value Series................................       12/27/93         -6.11  %      12.55 %        12.52   %
Trend Series..........................................       12/27/93         14.45  %      15.13 %        15.24   %
International Equity Series...........................       10/29/92          8.80  %       9.01 %         9.61   %
Emerging Markets Series...............................         5/1/97        -33.41  %     N/A            -33.85   %
Delaware Balanced Series..............................        7/28/88         16.98  %      15.43 %        13.19   %
Convertible Securities Series.........................         5/1/97         -2.54  %     N/A              7.41   %
Delchester Series.....................................        7/28/88         -3.19  %       5.65 %         7.95   %
Capital Reserves Series...............................        7/28/88          5.29  %       4.35 %         5.52   %
Strategic Income Series...............................         5/1/97          1.21  %     N/A              3.85   %
Cash Reserve Series...................................        7/28/88          3.62  %       3.42 %         3.71   %
Global Bond Series....................................         5/1/96          6.33  %     N/A              6.11   %

                                   APPENDIX C
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K



                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
SUB-ACCOUNT                                    1998       1997       1996       1995       1994       1993       1992
-------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GROWTH & INCOME SERIES
Unit Value:
    Beginning of Period....................      2.433      1.883      1.582      1.178      1.197      1.051      1.000
    End of Period..........................      2.672      2.433      1.883      1.582      1.178      1.197      1.051
Number of Units Outstanding at End of
 Period (in thousands).....................    146,009    113,507     65,991     48,305     38,591     25,086      4,208

DEVON SERIES
Unit Value:
    Beginning of Period....................      1.261     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      1.543      1.261     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................     42,690     11,585     N/A        N/A        N/A        N/A        N/A

DELCAP SERIES
Unit Value:
    Beginning of Period....................      1.831      1.616      1.432      1.121      1.178      1.070      1.000
    End of Period..........................      2.145      1.831      1.616      1.432      1.121      1.178      1.070
Number of Units Outstanding at End of
 Period (in thousands).....................     58,454     57,025     44,667     35,204     29,100     20,802      4,534

SOCIAL AWARENESS SERIES
Unit Value:
    Beginning of Period....................      1.272     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      1.448      1.272     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................     17,819      4,515     N/A        N/A        N/A        N/A        N/A

REIT SERIES
Unit Value:
    Beginning of Period....................      0.000     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      0.901     N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      1,235     N/A        N/A        N/A        N/A        N/A        N/A

SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period....................      1.923      1.467      1.214      0.994      1.000      1.000     N/A
    End of Period..........................      1.806      1.923      1.467      1.214      0.994      1.000     N/A
Number of Units Outstanding at End of
 Period (in thousands).....................     55,136     43,269     15,725      9,467      6,040          6     N/A

TREND SERIES
Unit Value:
    Beginning of Period....................      1.779      1.486      1.358      0.989      1.007      1.000     N/A
    End of Period..........................      2.036      1.779      1.486      1.358      0.989      1.007     N/A
Number of Units Outstanding at End of
 Period (in thousands).....................     36,571     33,256     21,711     13,410      6,197         50     N/A

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
SUB-ACCOUNT                                    1998       1997       1996       1995       1994       1993       1992
-------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period....................      1.619      1.540      1.301      1.159      1.144      1.000      1.000
    End of Period..........................      1.762      1.619      1.540      1.301      1.159      1.144      1.000
Number of Units Outstanding at End of
 Period (in thousands).....................     51,715     48,813     30,888     21,612     18,761      6,139        182

EMERGING MARKETS SERIES
Unit Value:
    Beginning of Period....................      0.880     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      0.586      0.880     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      6,662      4,545     N/A        N/A        N/A        N/A        N/A

DELAWARE BALANCED SERIES
Unit Value:
    Beginning of Period....................      2.015      1.616      1.414      1.133      1.150      1.078      1.000
    End of Period..........................      2.357      2.015      1.616      1.414      1.133      1.150      1.078
Number of Units Outstanding at End of
 Period (in thousands).....................     81,359     58,759     40,855     37,203     33,332     22,046      3,145

CONVERTIBLE SECURITIES SERIES
Unit Value:
    Beginning of Period....................      1.156     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      1.127      1.156     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      4,793      1,291     N/A        N/A        N/A        N/A        N/A

DELCHESTER SERIES
Unit Value:
    Beginning of Period....................      1.652      1.474      1.326      1.164      1.214      1.058      1.000
    End of Period..........................      1.599      1.652      1.474      1.326      1.164      1.214      1.058
Number of Units Outstanding at End of
 Period (in thousands).....................     70,679     56,733     44,760     37,818     31,735     22,281      4,571

CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period....................      1.317      1.241      1.209      1.075      1.120      1.053      1.000
    End of Period..........................      1.386      1.317      1.241      1.209      1.075      1.120      1.053
Number of Units Outstanding at End of
 Period (in thousands).....................     28,066     20,234     20,226     19,818     20,476     16,752      3,828

STRATEGIC INCOME SERIES
Unit Value:
    Beginning of Period....................      1.052     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period..........................      1.065      1.052     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................     17,524      5,381     N/A        N/A        N/A        N/A        N/A

CASH RESERVE SERIES
Unit Value:
    Beginning of Period....................      1.165      1.124      1.087      1.044      1.021      1.010      1.000
    End of Period..........................      1.207      1.165      1.124      1.087      1.044      1.021      1.010
Number of Units Outstanding at End of
 Period (in thousands).....................     32,501     24,014     21,519     11,568     13,998      5,483      1,387

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
SUB-ACCOUNT                                    1998       1997       1996       1995       1994       1993       1992
-------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period....................      1.102      1.107      1.000      1.000     N/A        N/A        N/A
    End of Period..........................      1.172      1.102      1.107      1.000     N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      4,991      3,950        886          0     N/A        N/A        N/A



No information is shown above for Sub-Accounts that commenced operations after December 31, 1998.



                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-K



                                                                                        YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------------
SUB-ACCOUNT                                                                1998       1997       1996       1995       1994
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
GROWTH & INCOME SERIES
Unit Value:
    Beginning of Period................................................      2.078      1.608      1.351      1.006      1.000
    End of Period......................................................      2.282      2.078      1.608      1.351      1.006
Number of Units Outstanding at End of Period (in thousands)............      3,440      1,311      1,044        670        455

DEVON SERIES
Unit Value:
    Beginning of Period................................................      1.261        N/A        N/A        N/A        N/A
    End of Period......................................................      1.543      1.261        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............      1,558        106        N/A        N/A        N/A

DELCAP SERIES
Unit Value:
    Beginning of Period................................................      1.646      1.453      1.287      1.008      1.000
    End of Period......................................................      1.929      1.646      1.453      1.287      1.008
Number of Units Outstanding at End of Period (in thousands)............        637        355        493        300        149

SOCIAL AWARENESS SERIES
Unit Value:
    Beginning of Period................................................      1.272        N/A        N/A        N/A        N/A
    End of Period......................................................      1.448      1.272        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............        394        101        N/A        N/A        N/A

REIT SERIES
Unit Value:
    Beginning of Period................................................        N/A        N/A        N/A        N/A        N/A
    End of Period......................................................      1.000        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............          0        N/A        N/A        N/A        N/A

SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period................................................      1.938      1.478      1.223      1.002      1.000
    End of Period......................................................      1.820      1.938      1.478      1.223      1.002
Number of Units Outstanding at End of Period (in thousands)............        731        235        204        146         82

TREND SERIES
Unit Value:
    Beginning of Period................................................      1.839      1.536      1.404      1.022      1.000
    End of Period......................................................      2.104      1.839      1.536      1.404      1.022
Number of Units Outstanding at End of Period (in thousands)............      1,099      1,579        285      1,486        790

                                                                                        YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------------
SUB-ACCOUNT                                                                1998       1997       1996       1995       1994
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period................................................      1.403      1.335      1.128      1.004      1.000
    End of Period......................................................      1.527      1.403      1.335      1.128      1.004
Number of Units Outstanding at End of Period (in thousands)............        652        554      2,244        358        193

EMERGING MARKETS SERIES
Unit Value:
    Beginning of Period................................................      0.754        N/A        N/A        N/A        N/A
    End of Period......................................................      0.502      0.754        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............        184          1        N/A        N/A        N/A

DELAWARE BALANCED SERIES
Unit Value:
    Beginning of Period................................................      1.764      1.415      1.238      0.991      1.000
    End of Period......................................................      2.063      1.764      1.415      1.238      0.991
Number of Units Outstanding at End of Period (in thousands)............      1,070        420        405        304        173

CONVERTIBLE SECURITIES SERIES
Unit Value:
    Beginning of Period................................................      1.156        N/A        N/A        N/A        N/A
    End of Period......................................................      1.127      1.156        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............        375         84        N/A        N/A        N/A

DELCHESTER SERIES
Unit Value:
    Beginning of Period................................................      1.391      1.240      1.116      0.980      1.000
    End of Period......................................................      1.346      1.391      1.240      0.116      0.098
Number of Units Outstanding at End of Period (in thousands)............      3,962      1,388      1,003        670        287

CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period................................................      1.214      1.144      1.115      0.991      1.000
    End of Period......................................................      1.278      1.214      1.144      1.115      0.991
Number of Units Outstanding at End of Period (in thousands)............      1,069        287        208        195        181

STRATEGIC INCOME SERIES
Unit Value:
    Beginning of Period................................................      1.052        N/A        N/A        N/A        N/A
    End of Period......................................................      1.065      1.052        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)............      1,799        276        N/A        N/A        N/A

CASH RESERVE SERIES
Unit Value:
    Beginning of Period................................................      1.138      1.096      1.059      1.018      1.000
    End of Period......................................................      1.179      1.138      1.096      1.059      1.018
Number of Units Outstanding at End of Period (in thousands)............      1,603        401        125        126        302

GLOBAL BOND SERIES
Unit Value:
    Beginning of Period................................................      1.102      1.107      1.000      1.000        N/A
    End of Period......................................................      1.171      1.102      1.107      1.000        N/A
Number of Units Outstanding at End of Period (in thousands)............         31          7        N/A        N/A        N/A



No information is shown above for Sub-Accounts that commenced operations after December 31, 1998.



9. First Allmerica Financial Life Insurance Company first offered the Delaware Medallion I policy to the public in 1994.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

            INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.







THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION), DATED MAY 1, 1999 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-2124.



                                DATED MAY 1, 1999














AFLIAC Delaware Medallion

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY .............................................. 2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
     AND THE  COMPANY ......................................................   3

SERVICES ...................................................................   3

UNDERWRITERS ...............................................................   3

ANNUITY BENEFIT PAYMENTS ..................................................... 4

EXCHANGE OFFER ............................................................... 6

PERFORMANCE INFORMATION ...................................................... 8

FINANCIAL STATEMENTS ....................................................... F-1


                         GENERAL INFORMATION AND HISTORY


Separate Account VA-K (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") established by vote of its Board of Directors on November 1, 1990. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force.



Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries (including the Company) had over $27 billion in combined assets and over $48 billion in life insurance in force.


Currently, 16 Sub-Accounts of the Variable Account are available under the Delaware Medallion III contract (the "Contract") and Delaware Medallion I and II contracts (Forms A3019-92 and A3021-93), two predecessor contracts no longer being sold. (Delaware Medallion I, II and III are referred to collectively as "the contracts"). Each Sub-Account invests in a corresponding investment portfolio of Delaware Group Premium Fund, Inc. (the "Fund"). The series are managed by Delaware Management Company, Inc. (except for the International Equity Series, Emerging Markets Series and Global Bond Series which are managed by Delaware International Advisers Ltd.).

The Fund is an open-end, diversified management investment company.
Seventeen different investment series of the Fund are available under the
Contract: the Growth & Income Series (formerly Decatur Total Return Series), Delchester Series, Capital Reserve Series, Cash Reserve Series, DelCap Series, Aggressive Growth Series, Delaware Balanced Series (formerly Delaware Series), Small Cap Value Series, Trend Series, Global Bond Series, International Equity Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, REIT Series, and Social Awareness Series (the "Underlying Series"). Each Underlying Series has its own investment objectives and certain attendant risks.


                          TAXATION OF THE CONTRACT, THE
                        VARIABLE ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Series shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Series shares is reflected on the records of the Underlying Series and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account VA-K--Delaware Medallion of the Company as of December 31, 1998 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company, and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.5% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% is paid to Delaware Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Delaware Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.


No commissions were paid to Allmerica Investments, Inc. during 1996, 1997 and 1998. Sales of these contracts began in 1992.


Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period ............................   $   1.135000

(2) Value of Assets -- Beginning of Valuation Period ................................   $  5,000,000


                                                                               4

(3) Excess of Investment Income and Net Gains Over Capital losses ...................   $      1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2) ......       0.000335

(5) Annual Charge (one-day equivalent of 1.40% per annum) ...........................       0.000039

(6) Net Investment Rate (4) - (5) ...................................................       0.000296

(7) Net Investment Factor 1.000000 + (6) ............................................       0.000296

(8) Accumulation Unit Value -- Current Period (1) x (7) .............................   $   1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.


ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.


Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the

Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                                 EXCHANGE OFFER

A.   VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of the Company's Elective Payment Variable Annuity contracts issued on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract" To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.


SURRENDER CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the surrender charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the surrender charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.


SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.


SURRENDER CHARGE. The surrender charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.


CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

B.   FIXED ANNUITY EXCHANGE OFFER


This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's surrender charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Underlying Series to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a surrender charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Series. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.


C.   EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE


Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently cancel the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Cancel Individual Retirement Annuity" and "Right to Cancel All Other Contracts," will have their exchanged contract automatically reinstated as of the date of cancellation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any surrender charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Series and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN


"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specific period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.


Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             (n)
     P(1 + T)    = ERV

     Where:     P  =    a hypothetical initial payment to the Variable Account
                        of $1,000

                T  =    average annual total return

                n  =    number of years

              ERV  =    the ending redeemable value of the $1,000 payment at the
                        end of the specified  period


The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                  CONTRACT FORM A3019-92 (DELAWARE MEDALLION I)
                      AND A3021-93 (DELAWARE MEDALLION II)
               --------------------------------------------------
                      (NO GUARANTEE PERIOD ACCOUNT OPTIONS)


            YEARS FROM DATE OF PAYMENT TO       CHARGE AS PERCENTAGE OF
                 DATE OF WITHDRAWAL          NEW PURCHASE PAYMENTS WITHDRAWN*
           --------------------------------- -------------------------------

                         0-3                               7%
                          4                                6%
                          5                                5%
                          6                                4%
                          7                                3%
                     Thereafter                            0%


                 CONTRACT FORM A3025-96 (DELAWARE MEDALLION III)
     ------------------------------------------------------------------------
                     (WITH GUARANTEE PERIOD ACCOUNT OPTIONS)



            YEARS FROM DATE OF PAYMENT TO       CHARGE AS PERCENTAGE OF
                 DATE OF WITHDRAWAL          NEW PURCHASE PAYMENTS WITHDRAWN*
           --------------------------------- -------------------------------


                        0-1                               7%
                         2                                6%
                         3                                5%
                         4                                4%
                         5                                3%
                         6                                2%
                         7                                1%
                    Thereafter                            0%

           * Subject to the maximum limit described in the Prospectus.


No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.


The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

             (n)
     P(1 + T)    = EV

     Where:     P  =    a hypothetical initial payment to the Variable Account
                        of $1,000

                T  =    average annual total return

                n  =    number of years

               EV  =    the ending value of the $1,000 payment at the end of the
                        specified period


The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.


YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1998:



                        Yield                      3.50%
                        Effective Yield            3.57%



The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.


The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                        (365/7)
             Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account VA-K.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Contractowners of Separate Account VA-K -- Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-K -- Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with DGPF, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                   DECATUR                        CAPITAL          CASH
                                TOTAL RETURN     DELCHESTER       RESERVES       RESERVE
                                -------------   -------------   ------------   ------------
ASSETS:
Investments in shares of
 Delaware Group Premium Fund,
 Inc..........................  $390,101,763    $ 112,763,316   $ 38,855,045   $ 39,192,612
Investment income
 receivable...................            --          282,396         52,545         46,889
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....            --               97            341             --
                                -------------   -------------   ------------   ------------
  Total assets................   390,101,763      113,045,809     38,907,931     39,239,501

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............           454               --             --             90
                                -------------   -------------   ------------   ------------
  Net assets..................  $390,101,309    $ 113,045,809   $ 38,907,931   $ 39,239,411
                                -------------   -------------   ------------   ------------
                                -------------   -------------   ------------   ------------

Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................  $ 89,710,419    $  26,532,126   $  9,294,638   $  9,487,361
  Non-qualified variable
    annuity contracts.........   300,390,890       86,513,683     29,613,293     29,752,050
                                -------------   -------------   ------------   ------------
                                $390,101,309    $ 113,045,809   $ 38,907,931   $ 39,239,411
                                -------------   -------------   ------------   ------------
                                -------------   -------------   ------------   ------------
Qualified units outstanding,
 December 31, 1998............    33,577,287       16,588,644      6,704,642      7,858,154
Net asset value per qualified
 unit, December 31, 1998......  $   2.671759    $    1.599415   $   1.386299   $   1.207327
Non-qualified units
 outstanding, December 31,
 1998.........................   112,431,881       54,090,764     21,361,386     24,642,982
Net asset value per
 non-qualified unit, December
 31, 1998.....................  $   2.671759    $    1.599415   $   1.386299   $   1.207327

                                                                INTERNATIONAL     SMALL CAP
                                   DELCAP         DELAWARE         EQUITY          VALUE*
                                -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of
 Delaware Group Premium Fund,
 Inc..........................  $ 125,403,183   $ 191,775,670    $91,113,904    $  99,559,239
Investment income
 receivable...................             --              --             --               --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company (Sponsor)....             --              --             --               --
                                -------------   -------------   -------------   -------------
  Total assets................    125,403,183     191,775,670     91,113,904       99,559,239
LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............             --           2,178             23                1
                                -------------   -------------   -------------   -------------
  Net assets..................  $ 125,403,183   $ 191,773,492    $91,113,881    $  99,559,238
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................  $  31,051,080   $  44,642,292    $21,740,535    $  24,105,731
  Non-qualified variable
    annuity contracts.........     94,352,103     147,131,200     69,373,346       75,453,507
                                -------------   -------------   -------------   -------------
                                $ 125,403,183   $ 191,773,492    $91,113,881    $  99,559,238
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
Qualified units outstanding,
 December 31, 1998............     14,473,673      18,939,346     12,339,690       13,349,887
Net asset value per qualified
 unit, December 31, 1998......  $    2.145349   $    2.357119    $  1.761838    $    1.805688
Non-qualified units
 outstanding, December 31,
 1998.........................     43,979,838      62,419,928     39,375,554       41,786,571
Net asset value per
 non-qualified unit, December
 31, 1998.....................  $    2.145349   $    2.357119    $  1.761838    $    1.805688

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                 GLOBAL       STRATEGIC
                                   TREND          BOND          INCOME         DEVON
                                ------------   -----------   ------------   ------------
ASSETS:
Investments in shares of
 Delaware Group Premium Fund,
 Inc..........................  $ 74,458,922   $ 5,847,347   $ 18,661,498   $ 65,866,874
Investment income
 receivable...................            --            --             --             --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company
 (Sponsor)....................            --            --             --             --
                                ------------   -----------   ------------   ------------
  Total assets................    74,458,922     5,847,347     18,661,498     65,866,874

LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............            --            --             --             --
                                ------------   -----------   ------------   ------------
  Net assets..................  $ 74,458,922   $ 5,847,347   $ 18,661,498   $ 65,866,874
                                ------------   -----------   ------------   ------------
                                ------------   -----------   ------------   ------------

Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................  $ 19,692,515   $ 1,412,566   $  4,700,913   $ 16,554,763
  Non-qualified variable
    annuity contracts.........    54,766,407     4,434,781     13,960,585     49,312,111
                                ------------   -----------   ------------   ------------
                                $ 74,458,922   $ 5,847,347   $ 18,661,498   $ 65,866,874
                                ------------   -----------   ------------   ------------
                                ------------   -----------   ------------   ------------
Qualified units outstanding,
 December 31, 1998............     9,672,206     1,205,751      4,414,484     10,729,655
Net asset value per qualified
 unit, December 31, 1998......  $   2.035990   $  1.171524   $   1.064884   $   1.542898
Non-qualified units
 outstanding, December 31,
 1998.........................    26,899,153     3,785,479     13,109,958     31,960,708
Net asset value per
 non-qualified unit, December
 31, 1998.....................  $   2.035990   $  1.171524   $   1.064884   $   1.542898

                                 EMERGING     CONVERTIBLE      SOCIAL
                                  MARKETS     SECURITIES     AWARENESS*       REIT
                                -----------   -----------   ------------   -----------
ASSETS:
Investments in shares of
 Delaware Group Premium Fund,
 Inc..........................  $ 3,902,748   $5,401,350    $ 25,808,445   $ 1,112,819
Investment income
 receivable...................           --           --              --            --
Receivable from Allmerica
 Financial Life Insurance and
 Annuity Company
 (Sponsor)....................           --           --              --            --
                                -----------   -----------   ------------   -----------
  Total assets................    3,902,748    5,401,350      25,808,445     1,112,819
LIABILITIES:
Payable to Allmerica Financial
 Life Insurance and Annuity
 Company (Sponsor)............           --           --              --            --
                                -----------   -----------   ------------   -----------
  Net assets..................  $ 3,902,748   $5,401,350    $ 25,808,445   $ 1,112,819
                                -----------   -----------   ------------   -----------
                                -----------   -----------   ------------   -----------
Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................  $   956,328   $  973,542    $  9,161,463   $    93,973
  Non-qualified variable
    annuity contracts.........    2,946,420    4,427,808      16,646,982     1,018,846
                                -----------   -----------   ------------   -----------
                                $ 3,902,748   $5,401,350    $ 25,808,445   $ 1,112,819
                                -----------   -----------   ------------   -----------
                                -----------   -----------   ------------   -----------
Qualified units outstanding,
 December 31, 1998............    1,632,531      863,921       6,325,287       104,315
Net asset value per qualified
 unit, December 31, 1998......  $  0.585795   $ 1.126888    $   1.448387   $  0.900857
Non-qualified units
 outstanding, December 31,
 1998.........................    5,029,779    3,929,236      11,493,463     1,130,975
Net asset value per
 non-qualified unit, December
 31, 1998.....................  $  0.585795   $ 1.126888    $   1.448387   $  0.900857

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                   DECATUR TOTAL RETURN            DELCHESTER
                                --------------------------  -------------------------
                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                    1998          1997          1998         1997
                                ------------  ------------  ------------  -----------
INVESTMENT INCOME (LOSS):
  Dividends...................  $  5,947,723  $  4,158,362  $ 10,589,289  $ 6,944,014
  Mortality and expense risk
    fees......................    (4,206,651)   (2,451,690)   (1,343,864)    (941,250)
  Administrative expense
    fees......................      (519,923)     (303,018)     (166,095)    (116,334)
                                ------------  ------------  ------------  -----------
    Net investment income
      (loss)..................     1,221,149     1,403,654     9,079,330    5,886,430
                                ------------  ------------  ------------  -----------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...    15,814,352    11,082,819        30,256           --
  Net realized gain (loss)
    from sales of
    investments...............     5,856,290     1,824,726      (290,382)     188,009
                                ------------  ------------  ------------  -----------
  Net realized gain (loss)....    21,670,642    12,907,545      (260,126)     188,009
  Net unrealized gain
    (loss)....................     6,856,148    33,563,598   (12,862,981)   2,650,381
                                ------------  ------------  ------------  -----------
    Net realized and
      unrealized gain
      (loss)..................    28,526,790    46,471,143   (13,123,107)   2,838,390
                                ------------  ------------  ------------  -----------

  Net increase (decrease) in
    net assets from
    operations................    29,747,939    47,874,797    (4,043,777)   8,724,820
                                ------------  ------------  ------------  -----------

CONTRACT TRANSACTIONS:
  Net purchase payments.......   100,763,563    87,651,571    30,566,475   22,061,325
  Withdrawals.................   (19,418,404)   (9,728,446)   (7,054,162)  (4,437,910)
  Contract benefits...........    (7,579,190)   (4,712,412)   (2,098,590)  (1,898,693)
  Contract charges............       (64,275)      (37,674)      (22,198)     (16,574)
  Transfers between
    sub-accounts (including
    fixed account), net.......    (1,623,886)   26,190,929    (1,325,228)   7,005,426
  Other transfers from (to)
    the General Account.......    12,093,225     4,686,870     3,291,412      731,002
  Net increase (decrease) in
    investment by Sponsor.....            --            --            --           --
                                ------------  ------------  ------------  -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............    84,171,033   104,050,838    23,357,709   23,444,576
                                ------------  ------------  ------------  -----------

  Net increase (decrease) in
    net assets................   113,918,972   151,925,635    19,313,932   32,169,396

NET ASSETS:
  Beginning of year...........   276,182,337   124,256,702    93,731,877   61,562,481
                                ------------  ------------  ------------  -----------
  End of year.................  $390,101,309  $276,182,337  $113,045,809  $93,731,877
                                ------------  ------------  ------------  -----------
                                ------------  ------------  ------------  -----------

                                    CAPITAL RESERVES            CASH RESERVE
                                ------------------------  ------------------------

                                YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                   1998         1997         1998         1997
                                -----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends...................  $ 1,816,567  $ 1,599,356  $ 1,953,400  $ 1,361,016
  Mortality and expense risk
    fees......................     (402,577)    (313,520)    (489,923)    (338,306)
  Administrative expense
    fees......................      (49,757)     (38,749)     (60,552)     (41,814)
                                -----------  -----------  -----------  -----------
    Net investment income
      (loss)..................    1,364,233    1,247,087    1,402,925      980,896
                                -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...           --           --           --           --
  Net realized gain (loss)
    from sales of
    investments...............      (27,161)    (133,028)          --           --
                                -----------  -----------  -----------  -----------
  Net realized gain (loss)....      (27,161)    (133,028)          --           --
  Net unrealized gain
    (loss)....................      317,186      395,201           --           --
                                -----------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss)..................      290,025      262,173           --           --
                                -----------  -----------  -----------  -----------
  Net increase (decrease) in
    net assets from
    operations................    1,654,258    1,509,260    1,402,925      980,896
                                -----------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
  Net purchase payments.......   11,052,806    7,031,746   23,203,992   86,330,576
  Withdrawals.................   (2,372,737)  (1,899,348)  (5,207,009)  (2,909,292)
  Contract benefits...........   (1,105,861)    (581,015)  (1,120,184)    (908,414)
  Contract charges............       (5,462)      (4,926)      (4,317)      (3,195)
  Transfers between
    sub-accounts (including
    fixed account), net.......    1,861,393   (4,682,310)  (4,113,162) (79,926,396)
  Other transfers from (to)
    the General Account.......    1,181,979      174,185   (2,900,560)     225,151
  Net increase (decrease) in
    investment by Sponsor.....           --           --           --           --
                                -----------  -----------  -----------  -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............   10,612,118       38,332    9,858,760    2,808,430
                                -----------  -----------  -----------  -----------
  Net increase (decrease) in
    net assets................   12,266,376    1,547,592   11,261,685    3,789,326
NET ASSETS:
  Beginning of year...........   26,641,555   25,093,963   27,977,726   24,188,400
                                -----------  -----------  -----------  -----------
  End of year.................  $38,907,931  $26,641,555  $39,239,411  $27,977,726
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                   SEPARATE ACCOUNT VA-K-- DELAWARE MEDALLION
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                           DELCAP                       DELAWARE
                                 ---------------------------   ---------------------------
                                   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                     1998           1997           1998           1997
                                 ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends...................   $         --   $         --   $  3,016,872   $  2,301,238
  Mortality and expense risk
    fees......................     (1,338,960)    (1,100,795)    (1,892,131)    (1,116,089)
  Administrative expense
    fees......................       (165,489)      (136,053)      (233,859)      (137,944)
                                 ------------   ------------   ------------   ------------
    Net investment income
      (loss)..................     (1,504,449)    (1,236,848)       890,882      1,047,205
                                 ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      9,365,438      4,097,064     12,120,158      4,313,867
  Net realized gain (loss)
    from sales of
    investments...............      2,271,184        853,448        390,434        766,387
                                 ------------   ------------   ------------   ------------
  Net realized gain (loss)....     11,636,622      4,950,512     12,510,592      5,080,254
  Net unrealized gain
    (loss)....................      7,674,824      7,541,834     11,816,010     14,032,322
                                 ------------   ------------   ------------   ------------
    Net realized and
      unrealized gain
      (loss)..................     19,311,446     12,492,346     24,326,602     19,112,576
                                 ------------   ------------   ------------   ------------

  Net increase (decrease) in
    net assets from
    operations................     17,806,997     11,255,498     25,217,484     20,159,781
                                 ------------   ------------   ------------   ------------

CONTRACT TRANSACTIONS:
  Net purchase payments.......     16,930,008     20,251,239     40,643,905     28,079,177
  Withdrawals.................     (7,564,963)    (5,335,134)    (7,987,124)    (5,567,318)
  Contract benefits...........     (2,178,722)    (1,474,199)    (3,847,322)    (1,498,054)
  Contract charges............        (31,390)       (27,531)       (28,390)       (20,423)
  Transfers between
    sub-accounts (including
    fixed account), net.......     (5,338,420)     6,906,205     10,706,018      9,462,965
  Other transfers from (to)
    the General Account.......      1,365,104        659,602      8,669,227      1,749,505
  Net increase (decrease) in
    investment by Sponsor.....             --             --             --             --
                                 ------------   ------------   ------------   ------------
  Net increase (decrease) in
    net assets from contract
    transactions..............      3,181,617     20,980,182     48,156,314     32,205,852
                                 ------------   ------------   ------------   ------------

  Net increase (decrease) in
    net assets................     20,988,614     32,235,680     73,373,798     52,365,633

NET ASSETS:
  Beginning of year...........    104,414,569     72,178,889    118,399,694     66,034,061
                                 ------------   ------------   ------------   ------------
  End of year.................   $125,403,183   $104,414,569   $191,773,492   $118,399,694
                                 ------------   ------------   ------------   ------------
                                 ------------   ------------   ------------   ------------

                                   INTERNATIONAL EQUITY          SMALL CAP VALUE*
                                 -------------------------   -------------------------

                                  YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                    1998          1997          1998          1997
                                 -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
  Dividends...................   $ 3,000,231   $ 1,809,863   $   631,521   $   193,121
  Mortality and expense risk
    fees......................    (1,069,113)     (838,686)   (1,147,575)     (619,623)
  Administrative expense
    fees......................      (132,138)     (103,658)     (141,836)      (76,582)
                                 -----------   -----------   -----------   -----------
    Net investment income
      (loss)..................     1,798,980       867,519      (657,890)     (503,084)
                                 -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...            --            --     2,315,576     1,632,754
  Net realized gain (loss)
    from sales of
    investments...............     3,509,062     1,086,958       649,106       440,827
                                 -----------   -----------   -----------   -----------
  Net realized gain (loss)....     3,509,062     1,086,958     2,964,682     2,073,581
  Net unrealized gain
    (loss)....................     1,253,698      (207,547)   (9,004,444)   11,414,705
                                 -----------   -----------   -----------   -----------
    Net realized and
      unrealized gain
      (loss)..................     4,762,760       879,411    (6,039,762)   13,488,286
                                 -----------   -----------   -----------   -----------
  Net increase (decrease) in
    net assets from
    operations................     6,561,740     1,746,930    (6,697,652)   12,985,202
                                 -----------   -----------   -----------   -----------
CONTRACT TRANSACTIONS:
  Net purchase payments.......    15,238,339    26,179,348    31,957,489    33,479,580
  Withdrawals.................    (4,962,570)   (2,928,122)   (4,167,414)   (1,838,474)
  Contract benefits...........    (1,710,191)   (1,217,294)   (1,946,353)     (989,577)
  Contract charges............       (21,915)      (16,834)      (19,890)       (9,374)
  Transfers between
    sub-accounts (including
    fixed account), net.......    (5,233,280)    6,225,132    (6,544,055)   14,983,535
  Other transfers from (to)
    the General Account.......     2,196,776     1,479,683     3,760,321     1,534,160
  Net increase (decrease) in
    investment by Sponsor.....            --            --            --            --
                                 -----------   -----------   -----------   -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............     5,507,159    29,721,913    23,040,098    47,159,850
                                 -----------   -----------   -----------   -----------
  Net increase (decrease) in
    net assets................    12,068,899    31,468,843    16,342,446    60,145,052
NET ASSETS:
  Beginning of year...........    79,044,982    47,576,139    83,216,792    23,071,740
                                 -----------   -----------   -----------   -----------
  End of year.................   $91,113,881   $79,044,982   $99,559,238   $83,216,792
                                 -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                   SEPARATE ACCOUNT VA-K-- DELAWARE MEDALLION
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                            TREND                       GLOBAL BOND
                                 ----------------------------    --------------------------
                                   YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                     1998            1997           1998           1997
                                 ------------    ------------    -----------    -----------
INVESTMENT INCOME (LOSS):
  Dividends...................   $     67,852    $    118,730    $   280,141    $   107,550
  Mortality and expense risk
    fees......................       (800,140)       (550,964)       (62,590)       (33,939)
  Administrative expense
    fees......................        (98,893)        (68,097)        (7,735)        (4,194)
                                 ------------    ------------    -----------    -----------
    Net investment income
      (loss)..................       (831,181)       (500,331)       209,816         69,417
                                 ------------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      1,160,263         427,430          4,261          8,738
  Net realized gain (loss)
    from sales of
    investments...............      7,559,688         461,748        (11,687)        (4,984)
                                 ------------    ------------    -----------    -----------
  Net realized gain (loss)....      8,719,951         889,178         (7,426)         3,754
  Net unrealized gain
    (loss)....................      1,728,900       7,695,169        109,623        (41,472)
                                 ------------    ------------    -----------    -----------
    Net realized and
      unrealized gain
      (loss)..................     10,448,851       8,584,347        102,197        (37,718)
                                 ------------    ------------    -----------    -----------

  Net increase (decrease) in
    net assets from
    operations................      9,617,670       8,084,016        312,013         31,699
                                 ------------    ------------    -----------    -----------

CONTRACT TRANSACTIONS:
  Net purchase payments.......     14,280,685      15,952,787      1,339,335      2,726,329
  Withdrawals.................     (3,358,771)     (1,693,912)      (328,238)      (158,288)
  Contract benefits...........     (2,913,025)       (706,139)      (187,197)       (30,780)
  Contract charges............        (18,361)        (12,875)          (996)          (244)
  Transfers between
    sub-accounts (including
    fixed account), net.......     (3,939,068)      4,388,860        213,652        658,755
  Other transfers from (to)
    the General Account.......      1,620,358         884,943        147,228        143,023
  Net increase (decrease) in
    investment by Sponsor.....             --              --             --             --
                                 ------------    ------------    -----------    -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............      5,671,818      18,813,664      1,183,784      3,338,795
                                 ------------    ------------    -----------    -----------

  Net increase (decrease) in
    net assets................     15,289,488      26,897,680      1,495,797      3,370,494

NET ASSETS:
  Beginning of year...........     59,169,434      32,271,754      4,351,550        981,056
                                 ------------    ------------    -----------    -----------
  End of year.................   $ 74,458,922    $ 59,169,434    $ 5,847,347    $ 4,351,550
                                 ------------    ------------    -----------    -----------
                                 ------------    ------------    -----------    -----------


                                           STRATEGIC INCOME                             DEVON
                                 ------------------------------------    ------------------------------------
                                  YEAR ENDED         PERIOD FROM          YEAR ENDED         PERIOD FROM
                                   12/31/98      5/1/97** TO 12/31/97      12/31/98      5/1/97** TO 12/31/97
                                 ------------    --------------------    ------------    --------------------
INVESTMENT INCOME (LOSS):
  Dividends...................   $   167,734          $       --         $   108,978          $        --
  Mortality and expense risk
    fees......................      (165,619)            (18,875)           (436,806)             (49,913)
  Administrative expense
    fees......................       (20,470)             (2,333)            (53,988)              (6,169)
                                 ------------        -----------         ------------    --------------------
    Net investment income
      (loss)..................       (18,355)            (21,208)           (381,816)             (56,082)
                                 ------------        -----------         ------------    --------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...        15,531                  --             279,256                   --
  Net realized gain (loss)
    from sales of
    investments...............       (22,570)             14,572              (2,282)              21,536
                                 ------------        -----------         ------------    --------------------
  Net realized gain (loss)....        (7,039)             14,572             276,974               21,536
  Net unrealized gain
    (loss)....................        62,975              69,661           8,087,869            1,105,203
                                 ------------        -----------         ------------    --------------------
    Net realized and
      unrealized gain
      (loss)..................        55,936              84,233           8,364,843            1,126,739
                                 ------------        -----------         ------------    --------------------
  Net increase (decrease) in
    net assets from
    operations................        37,581              63,025           7,983,027            1,070,657
                                 ------------        -----------         ------------    --------------------
CONTRACT TRANSACTIONS:
  Net purchase payments.......    13,508,105           4,823,077          29,931,090            8,738,532
  Withdrawals.................      (425,805)            (27,107)         (1,495,920)            (133,441)
  Contract benefits...........      (157,849)            (16,144)         (1,644,148)             (56,370)
  Contract charges............        (1,073)                (20)             (5,604)                (359)
  Transfers between
    sub-accounts (including
    fixed account), net.......    (1,929,736)            646,233          12,164,583            4,527,356
  Other transfers from (to)
    the General Account.......     1,968,136             173,076           4,322,548              464,927
  Net increase (decrease) in
    investment by Sponsor.....            --                  (1)                 --                   (4)
                                 ------------        -----------         ------------    --------------------
  Net increase (decrease) in
    net assets from contract
    transactions..............    12,961,778           5,599,114          43,272,549           13,540,641
                                 ------------        -----------         ------------    --------------------
  Net increase (decrease) in
    net assets................    12,999,359           5,662,139          51,255,576           14,611,298
NET ASSETS:
  Beginning of year...........     5,662,139                  --          14,611,298                   --
                                 ------------        -----------         ------------    --------------------
  End of year.................   $18,661,498          $5,662,139         $65,866,874          $14,611,298
                                 ------------        -----------         ------------    --------------------
                                 ------------        -----------         ------------    --------------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                   SEPARATE ACCOUNT VA-K-- DELAWARE MEDALLION
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                           EMERGING MARKETS                     CONVERTIBLE SECURITIES
                                 ------------------------------------    ------------------------------------
                                  YEAR ENDED         PERIOD FROM          YEAR ENDED         PERIOD FROM
                                   12/31/98      5/1/97** TO 12/31/97      12/31/98      5/1/97** TO 12/31/97
                                 ------------    --------------------    ------------    --------------------
INVESTMENT INCOME (LOSS):
  Dividends...................   $    13,001          $       --         $    45,589          $        --
  Mortality and expense risk
    fees......................       (50,677)            (19,357)            (44,044)              (4,720)
  Administrative expense
    fees......................        (6,263)             (2,393)             (5,444)                (583)
                                 ------------        -----------         ------------         -----------
    Net investment income
      (loss)..................       (43,939)            (21,750)             (3,899)              (5,303)
                                 ------------        -----------         ------------         -----------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...        95,341                  --              10,463                   --
  Net realized gain (loss)
    from sales of
    investments...............      (352,401)            (35,769)           (130,714)               4,255
                                 ------------        -----------         ------------         -----------
  Net realized gain (loss)....      (257,060)            (35,769)           (120,251)               4,255
  Net unrealized gain
    (loss)....................    (1,411,656)           (605,410)            (80,974)              46,234
                                 ------------        -----------         ------------         -----------
    Net realized and
      unrealized gain
      (loss)..................    (1,668,716)           (641,179)           (201,225)              50,489
                                 ------------        -----------         ------------         -----------

  Net increase (decrease) in
    net assets from
    operations................    (1,712,655)           (662,929)           (205,124)              45,186
                                 ------------        -----------         ------------         -----------

CONTRACT TRANSACTIONS:
  Net purchase payments.......     1,805,607           3,262,385           2,676,237            1,264,048
  Withdrawals.................      (110,356)            (24,233)           (358,490)             (20,946)
  Contract benefits...........       (35,621)             (3,857)             (1,927)                  --
  Contract charges............          (756)                (71)               (381)                  (3)
  Transfers between
    sub-accounts (including
    fixed account), net.......      (380,176)          1,373,992           1,111,771              190,800
  Other transfers from (to)
    the General Account.......       338,220              53,199             686,411               13,772
  Net increase (decrease) in
    investment by Sponsor.....            --                  (1)                 --                   (4)
                                 ------------        -----------         ------------         -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............     1,616,918           4,661,414           4,113,621            1,447,667
                                 ------------        -----------         ------------         -----------

  Net increase (decrease) in
    net assets................       (95,737)          3,998,485           3,908,497            1,492,853

NET ASSETS:
  Beginning of year...........     3,998,485                  --           1,492,853                   --
                                 ------------        -----------         ------------         -----------
  End of year.................   $ 3,902,748          $3,998,485         $ 5,401,350          $ 1,492,853
                                 ------------        -----------         ------------         -----------
                                 ------------        -----------         ------------         -----------

                                          SOCIAL AWARENESS*                      REIT
                                 ------------------------------------    --------------------
                                  YEAR ENDED         PERIOD FROM             PERIOD FROM
                                   12/31/98      5/1/97** TO 12/31/97    5/1/98** TO 12/31/98
                                 ------------    --------------------    --------------------
INVESTMENT INCOME (LOSS):
  Dividends...................   $    25,765          $       --              $       --
  Mortality and expense risk
    fees......................      (179,472)            (18,885)                 (4,198)
  Administrative expense
    fees......................       (22,182)             (2,334)                   (519)
                                 ------------        -----------             -----------
    Net investment income
      (loss)..................      (175,889)            (21,219)                 (4,717)
                                 ------------        -----------             -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...        95,332                  --                      --
  Net realized gain (loss)
    from sales of
    investments...............        (6,208)               (157)                 (3,467)
                                 ------------        -----------             -----------
  Net realized gain (loss)....        89,124                (157)                 (3,467)
  Net unrealized gain
    (loss)....................     2,159,220             357,646                  (7,197)
                                 ------------        -----------             -----------
    Net realized and
      unrealized gain
      (loss)..................     2,248,344             357,489                 (10,664)
                                 ------------        -----------             -----------
  Net increase (decrease) in
    net assets from
    operations................     2,072,455             336,270                 (15,381)
                                 ------------        -----------             -----------
CONTRACT TRANSACTIONS:
  Net purchase payments.......    11,110,820           4,358,237                 861,911
  Withdrawals.................      (507,801)            (56,777)                 (1,289)
  Contract benefits...........      (258,555)                 --                      --
  Contract charges............        (1,830)                (47)                    (40)
  Transfers between
    sub-accounts (including
    fixed account), net.......     4,677,106             893,629                 214,472
  Other transfers from (to)
    the General Account.......     2,972,908             212,035                  53,146
  Net increase (decrease) in
    investment by Sponsor.....            --                  (5)                     --
                                 ------------        -----------             -----------
  Net increase (decrease) in
    net assets from contract
    transactions..............    17,992,648           5,407,072               1,128,200
                                 ------------        -----------             -----------
  Net increase (decrease) in
    net assets................    20,065,103           5,743,342               1,112,819
NET ASSETS:
  Beginning of year...........     5,743,342                  --                      --
                                 ------------        -----------             -----------
  End of year.................   $25,808,445          $5,743,342              $1,112,819
                                 ------------        -----------             -----------
                                 ------------        -----------             -----------

*  Name changed. See Note 1.

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account VA-K, which funds the Delaware Medallion variable annuity contracts (the Delaware contracts) in addition to other contracts (the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts), is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on November 1, 1990 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers sixteen Sub-Accounts under the Delaware contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Delaware Group Premium Fund, Inc. (DGPF), managed by Delaware Management Company, or Delaware International Advisers Ltd. DGPF is an open-end, management investment company registered under the 1940 Act.

    Separate Account VA-K funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code (the
Code), while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    Effective May 1, 1998, the sub-accounts formerly known as Quantum and Value changed their names to Social Awareness and Small Cap Value, respectively.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of DGPF. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of DGPF at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in DGPF at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          ------------------------------------
                                                                     NET ASSET
                                           NUMBER OF    AGGREGATE      VALUE
INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
----------------------------------------  -----------  ------------  ---------
Decatur Total Return....................  20,087,629   $328,102,601   $19.420
Delchester..............................  13,328,997    122,651,903     8.460
Capital Reserves........................   3,932,697     38,798,579     9.880
Cash Reserve............................   3,919,261     39,192,612    10.000
DelCap..................................   6,760,279     97,935,112    18.550
Delaware................................   9,569,644    153,695,142    20.040
International Equity....................   5,528,756     82,183,265    16.480
Small Cap Value*........................   6,052,233     92,809,933    16.450
Trend...................................   3,770,072     62,500,439    19.750
Global Bond.............................     547,504      5,757,740    10.680
Strategic Income........................   1,760,519     18,528,862    10.600
Devon...................................   4,265,989     56,673,802    15.440
Emerging Markets........................     671,729      5,919,814     5.810
Convertible Securities..................     483,992      5,436,090    11.160
Social Awareness*.......................   1,773,776     23,291,579    14.550
REIT....................................     122,288      1,120,016     9.100

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is $50,000 or less on contracts issued on Form A3019-92 and A3022-93 (Delaware Medallion I & II) and less than $50,000 on contracts issued on Form A3025-96 (Delaware Medallion III). The fee is currently waived for the above contracts issued to and maintained by the trustee of a 401(k) plan.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale. For the

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

years ended December 31, 1998 and 1997, the Company received $11,635 and $35,112, respectively, for contingent deferred sales charges applicable to Separate Account VA-K.

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                                            1998                             1997
                                               ------------------------------   ------------------------------
                                                   UNITS           AMOUNT           UNITS           AMOUNT
                                               -------------   --------------   -------------   --------------
Decatur Total Return
  Issuance of Units..........................     72,256,043   $  186,713,382      68,270,519   $  146,192,020
  Redemption of Units........................    (39,752,778)    (102,542,349)    (20,756,214)     (42,141,182)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     32,503,265   $   84,171,033      47,514,305   $  104,050,838
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Delchester
  Issuance of Units..........................     33,686,804   $   58,491,249      29,125,526   $   44,257,190
  Redemption of Units........................    (19,740,806)     (35,133,540)    (14,151,785)     (20,812,614)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     13,945,998   $   23,357,709      14,973,741   $   23,444,576
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Capital Reserves
  Issuance of Units..........................     21,141,167   $   28,143,452       8,221,438   $   10,561,345
  Redemption of Units........................    (13,309,887)     (17,531,334)     (8,212,795)     (10,523,013)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      7,831,280   $   10,612,118           8,643   $       38,332
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Cash Reserve
  Issuance of Units..........................    105,766,168   $  123,292,954     131,928,339   $  140,946,919
  Redemption of Units........................    (97,279,155)    (113,434,194)   (129,433,053)    (138,138,489)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      8,487,013   $    9,858,760       2,495,286   $    2,808,430
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
DelCap
  Issuance of Units..........................     18,993,738   $   36,826,872      26,495,301   $   43,296,401
  Redemption of Units........................    (17,565,272)     (33,645,255)    (14,137,262)     (22,316,219)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      1,428,466   $    3,181,617      12,358,039   $   20,980,182
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Delaware
  Issuance of Units..........................     32,824,679   $   70,645,731      27,585,743   $   48,944,960
  Redemption of Units........................    (10,224,529)     (22,489,417)     (9,681,899)     (16,739,108)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     22,600,150   $   48,156,314      17,903,844   $   32,205,852
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
International Equity
  Issuance of Units..........................     36,990,583   $   63,710,188      30,763,158   $   50,328,666
  Redemption of Units........................    (34,088,062)     (58,203,029)    (12,838,737)     (20,606,753)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      2,902,521   $    5,507,159      17,924,421   $   29,721,913
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                   YEAR ENDED DECEMBER 31,
                                                            1998                             1997
                                               ------------------------------   ------------------------------
                                                   UNITS           AMOUNT           UNITS           AMOUNT
                                               -------------   --------------   -------------   --------------
Small Cap Value*
  Issuance of Units..........................     25,586,584   $   47,201,731      34,444,086   $   58,324,155
  Redemption of Units........................    (13,719,549)     (24,161,633)     (6,900,158)     (11,164,305)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     11,867,035   $   23,040,098      27,543,928   $   47,159,850
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Trend
  Issuance of Units..........................     52,031,588   $   94,450,667      19,609,154   $   31,318,712
  Redemption of Units........................    (48,716,468)     (88,778,849)     (8,063,478)     (12,505,048)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      3,315,120   $    5,671,818      11,545,676   $   18,813,664
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Global Bond
  Issuance of Units..........................      2,199,754   $    2,476,492       3,952,054   $    4,369,828
  Redemption of Units........................     (1,158,115)      (1,292,708)       (888,337)      (1,031,033)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      1,041,639   $    1,183,784       3,063,717   $    3,338,795
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Strategic Income
  Issuance of Units..........................     18,654,736   $   19,875,082       7,008,292   $    6,633,553
  Redemption of Units........................     (6,511,537)      (6,913,304)     (1,627,049)      (1,034,439)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     12,143,199   $   12,961,778       5,381,243   $    5,599,114
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Devon
  Issuance of Units..........................     39,665,749   $   53,748,557      13,727,287   $   15,666,740
  Redemption of Units........................     (8,559,979)     (10,476,008)     (2,142,694)      (2,126,099)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     31,105,770   $   43,272,549      11,584,593   $   13,540,641
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Emerging Markets
  Issuance of Units..........................      4,671,527   $    3,320,918       5,638,069   $    5,619,161
  Redemption of Units........................     (2,554,039)      (1,704,000)     (1,093,247)        (957,747)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      2,117,488   $    1,616,918       4,544,822   $    4,661,414
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Convertible Securities
  Issuance of Units..........................      5,107,726   $    5,894,804       1,415,849   $    1,492,628
  Redemption of Units........................     (1,605,693)      (1,781,183)       (124,725)         (44,961)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      3,502,033   $    4,113,621       1,291,124   $    1,447,667
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
Social Awareness*
  Issuance of Units..........................     15,736,749   $   21,256,948       5,699,433   $    6,653,701
  Redemption of Units........................     (2,432,652)      (3,264,300)     (1,184,780)      (1,246,629)
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................     13,304,097   $   17,992,648       4,514,653   $    5,407,072
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------
REIT
  Issuance of Units..........................      1,267,985   $    1,159,190              --   $           --
  Redemption of Units........................        (32,694)         (30,990)             --               --
                                               -------------   --------------   -------------   --------------
    Net increase (decrease)..................      1,235,291   $    1,128,200              --   $           --
                                               -------------   --------------   -------------   --------------
                                               -------------   --------------   -------------   --------------

* Name changed. See Note 1.

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of DGPF by Separate Account VA-K during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES       SALES
-------------------------------------------------------  ------------  ------------
Decatur Total Return...................................  $141,863,822  $ 40,658,888
Delchester.............................................    48,781,837    16,597,087
Capital Reserves.......................................    23,125,388    11,200,709
Cash Reserve...........................................    90,535,760    79,320,787
DelCap.................................................    28,170,856    17,128,250
Delaware...............................................    64,238,063     3,068,072
International Equity...................................    48,049,472    40,743,530
Small Cap Value*.......................................    33,671,931     8,974,146
Trend..................................................    80,035,020    74,034,120
Global Bond............................................     2,336,871       939,010
Strategic Income.......................................    15,348,121     2,389,167
Devon..................................................    46,307,962     3,137,973
Emerging Markets.......................................     2,753,952     1,085,632
Convertible Securities.................................     5,537,216     1,417,031
Social Awareness*......................................    18,787,302       875,211
REIT...................................................     1,177,988        54,505
                                                         ------------  ------------
  Totals...............................................  $650,721,561  $301,624,118
                                                         ------------  ------------
                                                         ------------  ------------

* Name changed. See Note 1.

                            PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     Financial Statements Included in Part A
     None

     Financial Statements Included in Part B
     Financial Statements for Allmerica Financial Life Insurance and Annuity Company
     Financial Statements for Separate Account VA-K of Allmerica Financial Life Insurance and Annuity Company

     Financial Statements Included in Part C
     None

  (b) EXHIBITS

     EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated November 1, 1990 was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

     EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

     EXHIBIT 3    (a)  Underwriting and Administrative Services Agreement was
                       previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

                  (b) Wholesaling Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

                  (c) Sales Agreements with Commission Schedule were previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and are incorporated by reference herein.

                  (d) General Agent's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

                  (e) Career Agent Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

                  (f) Registered Representative's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein.

     EXHIBIT 4 Guaranteed Minimum Annuity Payout Rider was previously filed on October 15, 1998 in Post-Effective Amendment No. 15, and is incorporated by reference herein. Specimen Generic Contract Form A was previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and is incorporated by reference herein. Generic Contract Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

     EXHIBIT 5    Specimen Generic Application Form was previously filed on

                  April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein. Generic Policy Application Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

     EXHIBIT 6 The Depositor's Articles of Incorporation, as amended effective October 1, 1995 to reflect its new name, was previously filed on September 28, 1995 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

     EXHIBIT 7    Not Applicable.

     EXHIBIT 8    (a)  Fidelity Service Agreement was previously filed on April
                       26, 1996 in Post-Effective Amendment No. 10, and is incorporated by reference herein.

                  (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 13, and is incorporated by reference herein.

                  (c) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 13, and is incorporated by reference herein.

                  (d) BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and are incorporated by reference herein.

                  (e)  Directors' Power of Attorney is filed herewith.

     EXHIBIT 9    Opinion of Counsel is filed herewith.

     EXHIBIT 10   Consent of Independent Accountants is filed herewith.

     EXHIBIT 11   None.

     EXHIBIT 12   None.

     EXHIBIT 13   Not Applicable.

     EXHIBIT 14   Not Applicable.

     EXHIBIT 15 Participation Agreement with Delaware Group Premium Fund, Inc. and Amendment were previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and are incorporated by reference herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

 NAME AND POSITION WITH COMPANY  PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
 ------------------------------  ----------------------------------------------
  Bruce C. Anderson              Director (since 1996), Vice President (since
   Director                      1984) and Assistant Secretary (since 1992) of
                                 First Allmerica

  Abigail M. Armstrong           Secretary (since 1996) and Counsel (since
   Secretary and Counsel         1991) of First Allmerica; Secretary (since
                                 1988) and Counsel (since 1994) of Allmerica
                                 Investments, Inc.; and Secretary (since 1990) of Allmerica Financial Investment Management
                                 Services, Inc.

  Warren E. Barnes               Vice President (since 1996) and Corporate
   Vice President and            Controller (since 1998) of First Allmerica
   Corporate Controller

  Robert E. Bruce                Director and Chief Information Officer (since
   Director and Chief            1997) and Vice President (since 1995) of First
   Information Officer           Allmerica; and Corporate Manager (1979 to
                                 1995) of Digital Equipment Corporation

  John P. Kavanaugh              Director and Chief Investment Officer (since
   Director, Vice President and  1996) and Vice President (since 1991) of First
   Chief Investment Officer      Allmerica; and Vice President (since 1998) of
                                 Allmerica Financial Investment Management
                                 Services, Inc.

  John F. Kelly                  Director (since 1996), Senior Vice President
   Director, Vice President and  (since 1986), General Counsel (since 1981) and
   General Counsel               Assistant Secretary (since 1991) of First
                                 Allmerica; Director (since 1985) of Allmerica
                                 Investments, Inc.; and Director (since 1990) of Allmerica Financial Investment Management
                                 Services, Inc.

  J. Barry May                   Director (since 1996) of First Allmerica;
  Director                       Director and President (since 1996) of The
                                 Hanover Insurance Company; and Vice President
                                 (1993 to 1996) of The Hanover Insurance
                                 Company

  James R. McAuliffe             Director (since 1996) of First Allmerica;
   Director                      Director (since 1992), President (since 1994)
                                 and Chief Executive Officer (since 1996) of

                                 Citizens Insurance Company of America

  John F. O'Brien                Director, President and Chief Executive
   Director and Chairman of      Officer (since 1989) of First Allmerica;
   the Board                     Director (since 1989) of Allmerica
                                 Investments, Inc.; and Director and Chairman of the Board (since 1990) of Allmerica
                                 Financial Investment Management Services, Inc.

  Edward J. Parry, III           Director and Chief Financial Officer (since
   Director, Vice President,     1996) and Vice President and Treasurer (since
   Chief Financial Officer and   1993) of First Allmerica; Treasurer (since
   Treasurer                     1993) of Allmerica Investments, Inc.; and
                                 Treasurer (since 1993) of Allmerica Financial
                                 Investment Management Services, Inc.

  Richard M. Reilly              Director (since 1996) and Vice President
   Director, President and       (since 1990) of First Allmerica; Director
   Chief Executive Officer       (since 1990) of Allmerica Investments, Inc.;
                                 and Director and President (since 1998) of
                                 Allmerica Financial Investment Management
                                 Services, Inc.

  Robert P. Restrepo, Jr.        Director and Vice President (since 1998) of
   Director                      First Allmerica; Chief Executive Officer (1996
                                 to 1998) of Travelers Property & Casualty;
                                 Senior Vice President (1993 to 1996) of Aetna
                                 Life & Casualty Company

  Eric A. Simonsen               Director (since 1996) and Vice President
  Director and Vice President    (since 1990) of First Allmerica; Director
                                 (since 1991) of Allmerica Investments, Inc.;
                                 and Director (since 1991) of Allmerica
                                 Financial Investment Management Services, Inc.

  Phillip E. Soule               Director (since 1996) and Vice President
   Director                      (since 1987) of First Allmerica

ITEM 26.   PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                                                   _________________                    _____________
                                                            |                                    |
                                                           100%                                 100%
                                                           SMA                            First Sterling
                                                      Financial Corp.                      Reinsurance
                                                                                             Company
                                                                                             Limited

                                                             Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                 82.5%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan



                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

   NAME                                        ADDRESS                          TYPE OF BUSINESS
   ----                                        -------                          ----------------
   AAM Equity Fund                             440 Lincoln Street               Massachusetts Grantor Trust
                                               Worcester MA 01653

   AAM Growth & Income Fund, L.P.              440 Lincoln Street               Limited Partnership
                                               Worcester MA 01653

   AFC Capital Trust I                         440 Lincoln Street               Statutory Business Trust
                                               Worcester MA 01653

   Allmerica Asset Management Limited          440 Lincoln Street               Investment advisory services
                                               Worcester MA 01653

   Allmerica Asset Management, Inc.            440 Lincoln Street               Investment advisory services
                                               Worcester MA 01653

   Allmerica Benefits, Inc.                    440 Lincoln Street               Non-insurance medical services
                                               Worcester MA 01653

   Allmerica Equity Index Pool                 440 Lincoln Street               Massachusetts Grantor Trust
                                               Worcester MA 01653

   Allmerica Financial Alliance Insurance      100 North Parkway                Multi-line property and casualty
   Company                                     Worcester MA 01605               insurance

   Allmerica Financial Benefit Insurance       100 North Parkway                Multi-line property and casualty
   Company                                     Worcester MA 01605               insurance

   Allmerica Financial Corporation             440 Lincoln Street               Holding Company
                                               Worcester MA 01653

   Allmerica Financial Insurance Brokers,      440 Lincoln Street               Insurance Broker
   Inc.                                        Worcester MA 01653


   Allmerica Financial Life Insurance and      440 Lincoln Street               Life insurance, health insurance,
   accident and Annuity Company (formerly      Worcester MA 01653               annuities,variable annuities
   known as SMA Life Assurance Company)                                         and variable life insurance

   Allmerica Financial Services Insurance      440 Lincoln Street               Insurance Agency
   Agency, Inc.                                Worcester MA 01653

   Allmerica Funding Corp.                     440 Lincoln Street               Special purpose funding vehicle
                                               Worcester MA 01653               for commercial paper

   Allmerica, Inc.                             440 Lincoln Street               Common employer for Allmerica
                                               Worcester MA 01653               Financial Corporation entities

   Allmerica Financial Investment              440 Lincoln Street               Investment advisory services
   Management Services, Inc.                   Worcester MA 01653
   (formerly known as Allmerica
   Institutional Services, Inc.)

   Allmerica Investment Management             440 Lincoln Street               Investment advisory services
   Company, Inc.                               Worcester MA 01653

   Allmerica Investments, Inc.                 440 Lincoln Street               Securities, retail broker-dealer
                                               Worcester MA 01653

   Allmerica Investment Trust                  440 Lincoln Street               Investment Company
                                               Worcester MA 01653

   Allmerica Plus Insurance Agency, Inc.       440 Lincoln Street               Insurance Agency
                                               Worcester MA 01653

   Allmerica Property & Casualty               440 Lincoln Street               Holding Company
   Companies, Inc.                             Worcester MA 01653

   Allmerica Securities Trust                  440 Lincoln Street               Investment Company
                                               Worcester MA 01653

   Allmerica Services Corporation              440 Lincoln Street               Internal administrative services
                                               Worcester MA 01653               provider to Allmerica Financial
                                                                                Corporation entities

   Allmerica Trust Company, N.A.               440 Lincoln Street               Limited purpose national trust
                                               Worcester MA 01653               company

   AMGRO, Inc.                                 100 North Parkway                Premium financing
                                               Worcester MA 01605

   Citizens Corporation                        440 Lincoln Street               Holding Company
                                               Worcester MA 01653

   Citizens Insurance Company of America       645 West Grand River             Multi-line property and casualty
                                               Howell MI 48843                  insurance


   Citizens Insurance Company of Illinois      333 Pierce Road                  Multi-line property and casualty
                                               Itasca IL 60143                  insurance


   Citizens Insurance Company of the           3950 Priority Way South          Multi-line property and casualty
   Midwest                                     Drive, Suite 200                 insurance
                                               Indianapolis IN 46280

   Citizens Insurance Company of Ohio          8101 N. High Street              Multi-line property and casualty
                                               P.O. Box 342250                  insurance
                                               Columbus OH 43234

   Citizens Management, Inc.                   645 West Grand River             Services management company
                                               Howell MI 48843

   Financial Profiles                          5421 Avenida Encinas             Computer software company
                                               Carlsbad, CA  92008

   First Allmerica Financial Life              440 Lincoln Street               Life, pension, annuity, accident
   Insurance Company (formerly State           Worcester MA 01653               and health insurance company
   Mutual Life Assurance Company of
   America)

   First Sterling Limited                      440 Lincoln Street               Holding Company
                                               Worcester MA 01653

   First Sterling Reinsurance Company          440 Lincoln Street               Reinsurance Company
   Limited                                     Worcester MA 01653

   Greendale Special Placements Fund           440 Lincoln Street               Massachusetts Grantor Trust
                                               Worcester MA 01653

   The Hanover American Insurance              100 North Parkway                Multi-line property and casualty
   Company                                     Worcester MA 01605               insurance

   The Hanover Insurance Company               100 North Parkway                Multi-line property and casualty
                                               Worcester MA 01605               insurance

   Hanover Texas Insurance Management          801 East Campbell Road           Attorney-in-fact for Hanover
   Company, Inc.                               Richardson TX 75081              Llyod's Insurance Company

   Hanover Lloyd's Insurance Company           801 East Campbell Road           Multi-line property and casualty
                                               Richardson TX 75081              insurance

   Lloyds Credit Corporation                   440 Lincoln Street               Premium financing service
                                               Worcester MA 01653               franchises

   Massachusetts Bay Insurance Company         100 North Parkway                Multi-line property and casualty
                                               Worcester MA 01605               insurance

   SMA Financial Corp.                         440 Lincoln Street               Holding Company
                                               Worcester MA 01653

   Sterling Risk Management Services, Inc.     440 Lincoln Street               Risk management services
                                               Worcester MA 01653

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of February 28, 1999, there were 7,124 Contract holders of qualified Contracts and 13,946 Contract holders of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Article VIII of the Bylaws of the Depositor state: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgement, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          X VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          X Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -    Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653

         NAME                    POSITION OR OFFICE WITH UNDERWRITER
         ----                    -----------------------------------
     Abigail M. Armstrong        Secretary and Counsel

     Emil J. Aberizk, Jr.        Vice President

     Edward T. Berger            Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.     Vice  President

     Philip L. Heffernan         Vice President

     John F. Kelly               Director

     Daniel Mastrototaro         Vice President

     William F. Monroe, Jr.      Vice President

     David J. Mueller            Vice President and Controller

     John F. O'Brien             Director

     Stephen Parker              President, Director and Chief Executive Officer

     Edward J. Parry, III        Treasurer

     Richard M. Reilly           Director

     Eric A. Simonsen            Director

     Mark G. Steinberg           Senior Vice President

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31. MANAGEMENT SERVICES

     Effective March 31, 1995, the Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.      UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.

                            SEPARATE ACCOUNT VA-K OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                          By: /s/ Abigail M. Armstrong
                              -------------------------------
                              Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE                                         DATE

/s/ Warren E. Barnes                     Vice President and Corporate Controller       April 2, 1999
------------------------------------
Warren E. Barnes

/s/ Edward J. Parry                      Director, Vice President, Chief Financial
------------------------------------     Officer and Treasurer                         April 2, 1999
Edward J. Parry III

/s/ Richard M. Reilly                    Director, President and
------------------------------------     Chief Executive Officer                       April 2, 1999
Richard M. Reilly

John F. O'brien*                         Director and Chairman of the Board            April 2, 1999
------------------------------------

Bruce C. Anderson*                       Director                                      April 2, 1999
------------------------------------

Robert E. Bruce*                         Director and Chief Information Officer        April 2, 1999
------------------------------------

John P. Kavanaugh*                       Director, Vice President and                  April 2, 1999
------------------------------------     Chief Investment Officer


John F. Kelly*                           Director, Vice President and                  April 2, 1999
------------------------------------     General Counsel


J. Barry May*                            Director                                      April 2, 1999
------------------------------------

James R. Mcauliffe*                      Director                                      April 2, 1999
------------------------------------

Robert P. Restrepo, Jr.*                 Director                                      April 2, 1999
------------------------------------

Eric A. Simonsen*                        Director and Vice President                   April 2, 1999
------------------------------------

Phillip E. Soule*                        Director                                      April 2, 1999
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-44830)

                                  EXHIBIT TABLE

Exhibit 8(e)     Directors' Power of Attorney

Exhibit 9        Opinion of Counsel

Exhibit 10       Consent of Independent Accountants